BOND FUNDS

                               MULTI-ASSET FUND

                                 STOCK FUNDS


                                MASON STREET
                                    FUNDS

                                    First
                                -------------
                                ANNUAL REPORT
                                -------------

                               MARCH 31, 1998

This report is submitted for the general information of shareholders of Mason Street Funds(SM). It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

March 31, 1998

LETTER TO SHAREHOLDERS

<PHOTO>

JAMES D. ERICSON

In this first annual report to investors in the Mason Street series of mutual funds, we are pleased to report excellent investment performance. Both equity and bond markets have risen since the Funds began offering shares a year ago, with the stock market, as measured by the Standard & Poor's 500(R) Index, delivering an extraordinary 47.9 percent total return for the 12 months ended March 31, 1998. All of the Mason Street equity funds have benefited from this market strength, and the Aggressive Growth Fund outperformed the two indices of small-capitalization stocks with which it is compared. The bond market has been strong, as well, and each of the three bond funds has outperformed the index with which it is compared. Of course, past performance cannot be considered an indication of future performance; this applies equally to the markets in general and to these particular Funds.

The forces behind this continued market strength are the same as in recent years
- a steadily expanding economy virtually devoid of inflation. For nearly 20 years, the Federal Reserve Bank and most of its counterparts around the world have been practicing sound monetary policies: in order to conquer inflation, they have been willing to risk slow growth and even recession. It now appears that the goal of price stability has been achieved. The positive surprise has been that there has been no major recession, in large part because technological advances are producing major gains in productivity. In addition, the expansion of capitalism throughout the world, accompanied by increasingly free trade, is generating non-inflationary growth by expanding markets for consumer and industrial products.

A recently published study has compared the rapid pace of technological advance of the late 20th century to the discovery of electricity near the end of the 19th century. After electricity was discovered, many years passed before the economy realized its benefits because manufacturers were slow to adapt new systems that took full advantage of electric power. If the analogy holds true, there is a possibility that advances in computer technology could drive economic growth and improve living standards for many years to come.

The only major negative force affecting world markets today is the economic crisis in Asia. With sharply devalued currencies and shaky economies, Asian nations, which were formerly active importers, have less ability to purchase U.S. consumer and industrial products. At the same time, countries with devalued currencies can use their productive capacity to flood world markets with goods that are cheap in dollars, creating difficult competitive situations for other global manufacturers. However, initial statistics about the first quarter of 1998 indicate that the domestic economy is so strong that the impact of weakened demand from Asia is overshadowed. Still, there are signs that the problems in Asia are beginning to exert downward pressure on demand in some sectors, especially computers.

In recent years, the stock market has moved rather steadily upward; there has not been a major setback since 1990. The bond market has also been generally strong, though not as consistently as the stock market. Although both stocks and bonds may continue to perform well, there are limits. Stock prices today are quite high by almost any traditional measure. Bond prices, too, have already reflected most of the positive factors in the market and the economy.

Over the last ten years, many new investors have come into the market. This trend can be attributed partially to demographics, as baby boomers move into an age group when saving begins to supplant spending. Increased demand for financial assets has been among the factors driving stock prices higher. The news of soaring stock prices has attracted even more investors, some of whom have unrealistic expectations. There is the possibility that some of these new investors will panic and begin selling as the market returns to a normal pattern of volatility; if that happens, the result will be even wider swings up and down.

Markets do fluctuate; this is a reality of investing. While we see no reason to expect a near-term slump, we cannot expect the economy and markets to continue improving at the current pace. We continue to enjoy the current favorable environment, while placing our major focus on investing for the long term. We urge you to maintain a long-term view as well.

We thank you for selecting Northwestern Mutual's Mason Street FundsSM, and we look forward to investing for you for many years.

Mason Street Funds(SM)

/s/ James D. Ericson

JAMES D. ERICSON
President

MASON STREET FUNDS

TABLE OF CONTENTS

Performance Summary                      3
------------------------------------------
Overview and Outlook                     4
------------------------------------------
Aggressive Growth Stock Fund             6
------------------------------------------
International Equity Fund                9
------------------------------------------
Growth Stock Fund                       12
------------------------------------------
Growth and Income Stock Fund            15
------------------------------------------
Index 500 Stock Fund                    18
------------------------------------------
Asset Allocation Fund                   25
------------------------------------------
High Yield Bond Fund                    30
------------------------------------------
Municipal Bond Fund                     34
------------------------------------------
Select Bond Fund                        37
------------------------------------------
Financial Statements                    41
------------------------------------------
Notes to Financial Statements           68
------------------------------------------
Report of Independent Accountants       72
------------------------------------------
Directors and Officers                  73
------------------------------------------

MARCH 31, 1998


PERFORMANCE SUMMARY

For the Twelve Months Ended March 31, 1998

CLASS A - WITHOUT INITIAL SALES CHARGE
                                                      Growth
                  Aggressive   Inter-                   and                            High
Total Return<F1>   Growth     national    Growth      Income    Index 500     Asset    Yield  Municipal   Select
  (as of 3/31/98)  Stock       Equity      Stock       Stock      Stock    Allocation  Bond     Bond       Bond
                   Fund         Fund       Fund        Fund        Fund       Fund     Fund     Fund       Fund
-----------------------------------------------------------------------------------------------------------------
ONE YEAR<F2>       51.57%      8.19%        45.08%      41.90%    46.35%     28.51%     22.95%   11.73%     12.11%
-----------------------------------------------------------------------------------------------------------------
CLASS A<F3> - WITH INITIAL SALES CHARGE
                                                      Growth
                  Aggressive   Inter-                   and                            High
Total Return<F1>   Growth     national    Growth      Income    Index 500     Asset    Yield  Municipal   Select
  (as of 3/31/98)  Stock       Equity      Stock       Stock      Stock    Allocation  Bond     Bond       Bond
                   Fund         Fund       Fund        Fund        Fund       Fund     Fund     Fund       Fund
-----------------------------------------------------------------------------------------------------------------
ONE YEAR<F2>       44.36%      3.04%        38.17%      35.14%    39.38%     22.39%     17.09%    6.41%      6.77%
-----------------------------------------------------------------------------------------------------------------
CLASS B WITHOUT CONTINGENT DEFERRED SALES CHARGE

                                                      Growth
                  Aggressive   Inter-                   and                            High
Total Return<F1>   Growth     national    Growth      Income    Index 500     Asset    Yield  Municipal   Select
  (as of 3/31/98)  Stock       Equity      Stock       Stock      Stock    Allocation  Bond     Bond       Bond
                   Fund         Fund       Fund        Fund        Fund       Fund     Fund     Fund       Fund
-----------------------------------------------------------------------------------------------------------------
ONE YEAR<F2>      50.59%      7.49%        44.12%      40.96%    45.44%     27.69%     22.09%   10.93%     11.34%
-----------------------------------------------------------------------------------------------------------------
CLASS B<F4> WITH CONTINGENT DEFERRED SALES CHARGE
                                                      Growth
                  Aggressive   Inter-                   and                            High
Total Return<F1>   Growth     national    Growth      Income    Index 500     Asset    Yield  Municipal   Select
  (as of 3/31/98)  Stock       Equity      Stock       Stock      Stock    Allocation  Bond     Bond       Bond
                   Fund         Fund       Fund        Fund        Fund       Fund     Fund     Fund       Fund
-----------------------------------------------------------------------------------------------------------------
ONE YEAR<F2>      46.59%      3.49%        40.12%      36.96%    41.44%     23.69%     18.09%    6.93%     7.34%
-----------------------------------------------------------------------------------------------------------------

<F1>  Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

<F2>  Inception date is March 31, 1997.

<F3>  Class A performance reflects the maximum sales charge of 4.75%.

<F4>  Class B performance reflects a 4% maximum contingent deferred sales charge (CDSC) for Funds held at least one year.


MASON STREET FUNDS

OVERVIEW AND OUTLOOK

THE ECONOMY

During 1997, the domestic economy continued its seven-year trend of moderate growth with minimal inflation, low interest rates and very low unemployment. A favorable combination of technology improvements, plentiful supplies of basic commodities such as oil, and stable monetary policies are keeping inflation low. Low interest rates encourage capital investment, which stimulates the industrial sector while improving productivity. For consumers, modest income gains can translate to real improvements in living standards, as confident consumers spend and invest, providing further strength for the economy. The strong economy has bolstered tax revenues, enabling the Federal government to develop a balanced budget for 1999, following 30 years of deficits.

In early 1998, continued low interest rates stimulated capital spending, while strong job growth and low inflation inspired a high level of consumer confidence, driving strong consumption trends. Since consumer spending accounts for two-thirds of gross domestic product, many economists have recently raised their forecasts of growth for 1998 to the 3 to 3.5 percent range.

ECONOMIC GROWTH AND INFLATION

               % Change
               --------
Year       REAL GDP    CPI-U
----       --------    -----
1988         3.8%      4.4%
1989         3.4%      4.6%
1990         1.3%      6.1%
1991        -1.0%      3.1%
1992         2.7%      2.9%
1993         2.3%      2.7%
1994         3.5%      2.7%
1995         2.0%      2.5%
1996         2.2%      3.3%
1997         3.8%      1.7%

Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

THE EQUITY MARKET

The equity market continued its unprecedented rise during 1997 and early 1998. For the 12 months ended March 1998, the Standard & Poor's 500R Index provided investors an extraordinary 47.9 percent total return.

At the end of March 1998, the Dow Jones Industrial Average was on the verge of breaking through the 9000 level; the S&P 500R Index was within one percentage point of its record level. Excellent performance of smaller-capitalization and technology stocks during the first quarter of 1998 pushed the NASDAQ Composite to an all-time high; this index has risen over 50% during the last 12 months and nearly 17% in the first quarter alone. Markets in Europe have also been extraordinarily strong over the last year, especially during the first quarter of 1998. Only in Asia, where financial problems are rampant, have markets been down over the last year; one sign of possible improvement in the region is a modest increase in Japan's Nikkei Index during the first calendar quarter of 1998.

ANNUAL TOTAL RETURNS FROM S&P 500R INDEX

Calendar
 Years
 -----
 1988       16.6%
 1989       31.7%
 1990       -3.1%
 1991       30.5%
 1992        7.6%
 1993       10.1%
 1994        1.2%
 1995       37.4%
 1996       22.8%
 1997       33.4%

Source: Standard & Poor's

MARCH 31, 1998

THE BOND MARKET

The last 12 months have been quite good for bond performance, as interest rates dropped substantially. When the Federal Reserve left interest rates unchanged in March, the bond market, which had considered tighter monetary policy a possibility, strengthened further. However, tighter monetary policy, which could drive bond prices down, seems a possibility for the next few months because economic growth remains strong.

The impact of the economic crisis in Asia on the U.S. economy has been minimal to date. For the U.S. bond market, Asian problems have been a plus, as investors seeking safety purchase U.S. securities. If economic conditions in Asia improve and investment funds begin to flow back into the region, this could be negative for the U.S. markets.

The prospect for faster economic growth without inflation may create a new paradigm for bond managers. In the past, stronger economic growth was considered a signal to sell bonds, since rising interest rates drive bond prices down. In an economy without inflation, more stable performance of bonds is a possibility.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

Calendar
 Years
 -----
 1988        8.0%
 1989       14.2%
 1990        9.1%
 1991       15.9%
 1992        7.6%
 1993       10.0%
 1994       -2.8%
 1995       18.5%
 1996        3.6%
 1997        9.7%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds.

MASON STREET FUNDS

AGGRESSIVE GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO: Primarily common stocks of small and medium-sized companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

NET ASSETS: $43,510,325

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies, generally with market capitalizations of less than $3 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Fund performed well during its first year, with total returns that surpassed the two Wilshire indexes with which it is compared, as well as the S&P 500(R) Index. Small-capitalization stocks in general performed well during this 12-month period, following a period of underperformance relative to larger issues.

The Fund's focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance. However, opportunities tend to cluster in certain industry groups or sectors. The Fund is concentrated in four sectors in which there are numerous companies with particularly promising prospects for growth: technology, business services, consumer cyclicals and healthcare.

Performance of the Fund's technology sector has been enhanced by a concentration in software companies, rather than in equipment. The position in healthcare has been increased, with more emphasis on medical devices and supplies, which are less dependent on third-party reimbursement than health services. The energy position has been reduced, with most of the remaining stocks concentrated in deep water drilling for natural gas, a segment where capacity is tight. The broad category of business and personal services remains a major area of interest, with positions in consulting firms and companies that benefit from the trend to outsourcing by businesses.

SECTOR ALLOCATION
3/31/98

Technology              28%
Consumer                19%
Business Services       15%
Healthcare              12%
Energy                   6%
Finance                  6%
Capital Goods            5%
Transportation           5%
Cash Equivalents         2%
Other Assets             2%


TOP 10 HOLDINGS
3/31/98

Company                                    % Net Assets
-------------------------------------------------------
Metzler Group, Inc.                                2.3%
PeopleSoft, Inc.                                   2.2%
Kaydon Corporation                                 2.1%
Cintas Corp.                                       2.1%
HBO & Company                                      2.1%
Paychex, Inc.                                      2.0%
Lincare Holdings, Inc.                             2.0%
Saville Systems PLC-ADR                            2.0%
Cambridge Technology Partners, Inc.                2.0%
Cendant Corp.                                      1.9%

MARCH 31, 1998

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                     3/31/97   9/30/97   3/31/98
--------------------------------------------------------------------------------
Aggressive Growth Stock Fund Class A                   9,524    13,152    14,436
Aggressive Growth Stock Fund Class B                  10,000    13,770    15,059
Aggressive Growth Stock Fund Class B Redemption Value                     14,659
Wilshire Small Cap Index                              10,000    13,410    14,644
Wilshire Next 1750 Index                              10,000    13,454    14,580


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)         51.57%
-------------------------------------------------------
Wilshire Small Cap Index                         46.44%
-------------------------------------------------------
Wilshire Next 1750 Index                         45.80%
-------------------------------------------------------

Since the Fund invests primarily in small and medium-capitalization issues, the indices that best reflect the Fund's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index. The indices cannot be invested in directly and do not include sales charges.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are financial services, consumer services and basic industry. Its average market capitalization is approximately $888.7 million as of March 31, 1998.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $981.6 million as of March 31, 1998. The largest sector weightings include financial services, consumer services and technology.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     SCHEDULE OF INVESTMENTS
                                                Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (95.92%)
     BUSINESS SERVICES (11.64%)
<F1> ABR Information Services, Inc.                  15,800       $444,375
<F1> Billing Information Concepts                    20,000        518,750
<F1> Carriage Services, Inc.                          2,800         67,200
     Cintas Corp.                                    18,000        931,500
<F1> Interim Services, Inc.                          24,600        830,250
<F1> Metzler Group, Inc.                             20,000        995,000
<F1> Robert Half International, Inc.                 16,650        799,200
<F1> Steven Myers & Associates, Inc.                 16,000        284,000
     Stewart Enterprises, Inc.                        3,500        194,688
     ---------------------------------------------------------------------
     TOTAL                                                       5,064,963
     =====================================================================

     CAPITAL GOODS (4.90%)
<F1> Brooks Automation, Inc.                          1,500         23,625
     Kaydon Corporation                              22,800        931,950
<F1> Kaynar Technologies, Inc.                       15,700        437,638
     Omniquip International, Inc.                    13,000        321,750
<F1> Triumph Group, Inc.                              9,400        417,125
     ---------------------------------------------------------------------
     TOTAL                                                       2,132,088
     =====================================================================

     COMMUNICATION SERVICES (2.70%)
<F1> Pacific Gateway Exchange, Inc.                  12,800        732,800
<F1> Premiere Technologies, Inc.                     12,800        443,200
     ---------------------------------------------------------------------
     TOTAL                                                       1,176,000
     =====================================================================

     CONSUMER CYCLICAL (14.29%)
<F1> Blyth Industries, Inc.                          13,800        470,925
<F1> Cendant Corp.                                   21,300        844,012
<F1> Dollar Tree Stores, Inc.                        10,000        531,250
     Galileo International, Inc.                     11,400        442,462
<F1> Getty Images, Inc.                              18,800        472,350
<F1> Jones Apparel Group, Inc.                        8,700        479,043
<F1> K&G Men's Center, Inc.                          26,850        553,781
<F1> Kohl's Corporation                               6,000        490,500
<F1> Michaels Stores, Inc.                            2,300         85,963
<F1> O'Reilly Automotive Inc.                        26,000        716,625
<F1> Tower Automotive, Inc.                          12,300        553,500
<F1> VWR Scientific Products Corporation             16,400        579,125
     ---------------------------------------------------------------------
     TOTAL                                                       6,219,536
     =====================================================================

     CONSUMER STAPLES (4.69%)
     Cardinal Health, Inc.                            8,100        714,318
<F1> Chancellor Media Corp.                          10,000        458,750
<F1> Clear Channel Communications, Inc.               4,300        421,400
<F1> Heftel Broadcasting Corporation                  6,800        304,300
<F1> Ivex Packaging Corporation                       5,800        142,100
     ---------------------------------------------------------------------
     TOTAL                                                       2,040,868
     =====================================================================

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (5.71%)
<F1> Barrett Resources Corporation                   10,900       $380,818
<F1> BJ Services Company                             14,800        539,275
<F1> EVI, Inc.                                        5,700        263,981
<F1> Global Industries, Ltd.                          8,100        165,038
<F1> Marine Drilling Companies, Inc.                  5,800        125,425
<F1> Nabors Industries, Inc.                          6,200        146,863
     Tosco Corporation                                8,400        296,100
     Transocean Offshore Inc.                        11,000        565,813
     ---------------------------------------------------------------------
     TOTAL                                                       2,483,313
     =====================================================================

     FINANCE (6.23%)
<F1> Affiliated Managers Group                       18,600        648,675
<F1> ESG Re Limited                                  10,100        262,600
     Investors Financial Services Corp.              13,000        715,000
     Life Re Corporation                              3,400        250,750
<F1> Trammell Crow Company                           29,300        835,050
     ---------------------------------------------------------------------
     TOTAL                                                       2,712,075
     =====================================================================

     HEALTHCARE (12.42%)
<F1> Concentra Managed Care, Inc.                    18,960        583,020
<F1> Lincare Holdings, Inc.                          12,500        882,812
<F1> Patterson Dental Company                        21,150        655,650
<F1> PhyCor, Inc.                                    17,600        397,100
<F1> Province Healthcare Company                      1,100         28,875
<F1> PSS World Medical, Inc.                         24,000        564,000
<F1> Quintiles Transnational Corp.                    4,200        202,388
<F1> Quorum Health Group, Inc.                       23,250        781,781
<F1> Sybron International Corporation                27,000        705,375
<F1> Wesley Jessen VisionCare, Inc.                  18,400        604,900
     ---------------------------------------------------------------------
     TOTAL                                                       5,405,901
     =====================================================================

     TECHNOLOGY (28.38%)
<F1> Cambridge Technology Partners, Inc.             17,600        872,300
<F1> CBT Group Public Limited Company                15,600        807,300
<F1> Ciena Corp.                                      9,500        404,938
<F1> Concord EFS, Inc.                               21,900        756,919
<F1> Cotelligent Group, Inc.                         13,800        408,825
<F1> DSET Corporation                                20,000        373,750
<F1> Gemstar International Group Limited              9,400        282,000
     General Cable Corporation                       12,600        571,725
     HBO & Company                                   15,100        911,663
<F1> IDT Corporation                                 12,700        476,250
     National Data Corporation                       10,100        419,781
<F1> Novellus Systems, Inc.                           7,200        311,400
<F1> Pairgain Technologies, Inc.                      8,300        199,200
     Paychex, Inc.                                   15,400        888,388
     PeopleSoft, Inc.                                18,400        969,450
<F1> PMC-Sierra, Inc.                                11,700        444,600

                                             Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (continued)
<F1> Qlogic Corporation                              16,300       $578,650
<F1> <F2> Saville Systems PLC-ADR                    17,100        876,375
<F1> Semtech Corporation                             12,400        316,200
<F1> Tellabs, Inc.                                   10,700        718,237
<F1> Transaction Systems Architects, Inc.             8,700        338,213
<F1> Uniphase Corporation                            10,000        420,625
     ---------------------------------------------------------------------
     TOTAL                                                      12,346,789
     =====================================================================

     TRANSPORTATION (4.96%)
<F1> Heartland Express, Inc.                         18,400        510,600
<F1> Jevic Transportation, Inc.                      32,900        493,500
<F1> Knight Transportation, Inc.                     18,700        598,400
<F1> Swift Transportation Co., Inc.                  22,950        550,800
     ---------------------------------------------------------------------
     TOTAL                                                       2,153,300
     =====================================================================
     TOTAL COMMON STOCK                                         41,734,833
     =====================================================================

     MONEY MARKET INVESTMENTS (1.84%)
     FINANCE SERVICES (1.84%)
     General Electric Capital Corporation,
         6.02%, 4/1/98                             $300,000       $300,000
      PHH Corp.,
         5.54%, 4/15/98                             500,000        498,923
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                798,923
     =====================================================================
     TOTAL INVESTMENTS (97.76%)
        (COST $30,413,146)<F3>                                  42,533,756
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (2.24%)                        976,569
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $43,510,325
     =====================================================================

     <F1> Non-Income Producing

     <F2> ADR - American Depositary Receipt

     <F3> At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $30,413,146 and the net unrealized appreciation of investments based on that cost was $12,120,610 which is comprised of $12,425,733 aggregate gross unrealized appreciation and $305,123 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

MARCH 31, 1998

INTERNATIONAL EQUITY FUND

OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the U.S.

PORTFOLIO: Primarily common stocks of companies in foreign countries.

STRATEGY: To locate and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values.

NET ASSETS: $30,896,757

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

International markets have delivered widely varied performance over the last year. The Fund is concentrated in Europe, where all markets are up and 12-month increases in some markets, particularly in southern Europe, are as high as 40%. European financial services stocks have performed particularly well. Crisis conditions in Asian financial markets have driven stocks down sharply, with drops in major indexes ranging from 7.5% in Japan (the largest market by far) to more than 70% in Indonesia. However, most Asian markets rallied in the first calendar quarter of 1998, and markets in the region remain quite volatile. The Fund's Asian holdings are concentrated in Hong Kong, where the market is 15% below the year-ago level.

At the end of March, the Fund held an 11% cash position as a result of recent cash inflows and the sale of some securities. It is anticipated that this cash position will be reduced as buying opportunities present themselves in the next quarter.

The International Equity Fund is managed for Northwestern Mutual Investment Services, Inc. by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
3/31/98

Europe                  56%
Asia                    12%
Non-equity Holdings     11%
Latin America           10%
Australia/New Zealand    7%
North America            4%



TOP 10 HOLDINGS
3/31/98

Company                                    % Net Assets
-------------------------------------------------------
Banque Nationale de Paris                          2.9%
British Telecom                                    2.9%
AXA S.A.                                           2.9%
News Corporation Limited, Pfd.                     2.7%
Scor                                               2.4%
Renault S.A.                                       2.2%
The Oshawa Group Ltd., Class A                     2.1%
Royal PTT Nederland N.V.                           2.0%
YPF S.A., ADR                                      1.9%
Nycomed Amersham PLC                               1.9%


PERFORMANCE RELATIVE TO THE EAFE INDEX

                                                  3/31/97   9/30/97   3/31/98
-----------------------------------------------------------------------------
International Equity Fund Class A                   9,524    10,476    10,304
International Equity Fund Class B                  10,000    10,970    10,749
International Equity Fund Class B Redemption Value                     10,349
EAFE Index                                         10,000    11,136    11,890


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)          8.19%
-------------------------------------------------------
EAFE Index                                       18.90%
-------------------------------------------------------

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

MASON STREET FUNDS

     SCHEDULE OF INVESTMENTS
                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (87.75%)
     CAPITAL EQUIPMENT (11.92%)
     BICC PLC                           U.K.         57,000       $141,265
     BTR, PLC A                         U.K.        167,400        551,529
     Dragados &
        Construcciones, S.A.            Sp.          15,600        513,658
<F1> Granges AB                         Swe.          7,700        133,879
     Hong Kong Aircraft
        & Engineering                   H.K.        135,000        261,348
<F3> Madeco S.A., ADR                   Chile        17,500        302,969
     Nanjing Panda
        Electronics Co., Ltd.           China       868,000        114,265
     New Holland N.V.                   Neth.        15,000        408,750
     Philips Electronic, Inc.           Neth.         5,600        410,994
     Sirti SPA                          Italy        39,300        269,700
     The Weir Group PLC                 U.K.        126,200        573,756
     ---------------------------------------------------------------------
     TOTAL                                                       3,682,113
     =====================================================================

     CONSUMER GOODS (14.68%)
     Autoliv, Inc.                      Swe.         14,400        447,300
     CP Feedmill Public
        Company Limited                 Thai.        83,000        143,796
     Express Diaries PLC                U.K.         37,000        116,482
     Fiat SPA Ord.                      Italy        84,920        354,275
<F3> Fila Holding SPA, ADR              Italy         3,800         89,063
     Fisher & Paykel
        Industries Ltd.                 N.Z.        102,100        307,631
     Medeva PLC                         U.K.        176,000        492,184
     Northern Foods PLC                 U.K.         74,000        283,769
<F1> Nycomed Amersham PLC               U.K.         15,809        593,025
     The Oshawa Group Ltd.,
        Class A                         Can.         36,500        660,883
     Renault S.A.                       Fr.          15,100        672,644
     Tate & Lyle,  PLC                  U.K.         34,500        300,992
<F3> Teva Pharmaceutical
        Industries Ltd., ADR            Israel        1,700         72,675
     ---------------------------------------------------------------------
     TOTAL                                                       4,534,719
     =====================================================================

     ENERGY (7.61%)
<F3> Gazprom, ADR (144a)                Rus.         18,200        385,840
     Hong Kong Electric                 H.K.        106,000        364,583
<F3> Korea Electric Power
        Corp., ADR                      Kor.         15,775        156,764
     National Grid Group PLC            U.K.         26,860        158,661
     Petroleo Brasileiro
        S.A. - Petrobras                Braz.     1,339,000        319,132
     Thames Water                       U.K.         23,000        365,697
<F3> YPF S.A., ADR                      Arg.         17,700        601,800
     ---------------------------------------------------------------------
     TOTAL                                                       2,352,477
     =====================================================================

                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (17.49%)
     AXA S.A.                           Fr.           8,600       $885,561
     Banco Bradesco S.A.                Braz.    27,950,000        288,829
     Banco Itau S.A.                    Braz.        94,000         60,349
     Banque Nationale de Paris          Fr.          11,700        909,246
     Credit Commercial de France        Fr.           5,800        476,480
     Hang Lung Development              H.K.        133,000        193,107
<F2> Industrial Credit & Inv. Corp.
        of India (144a), GDR            India        17,000        259,250
     National Mutual Asia Ltd.          H.K.        295,000        241,763
<F3> Nortel Inversora S.A., ADR         Arg.         15,100        436,013
     PartnerRe Ltd.                     Bermuda      11,500        564,938
     Peregrine Investments
        Holdings, Ltd.                  H.K.         66,000              -
<F1> Unibanco Uniao de Bancos           Braz.     1,579,000        113,594
     Unidanmark A/S, A,
        Registered                      Den.          7,000        556,044
     Wing Hang Bank Ltd.                H.K.         67,200        199,476
     Zurich Versicherungs-
        Gesellschaft                    Swtz.           380        220,597
     ---------------------------------------------------------------------
     TOTAL                                                       5,405,247
     =====================================================================

     MATERIALS (11.27%)
     Boehler-Uddeholm AG                Aus.          4,000        271,153
     British Steel PLC                  U.K.        217,100        515,325
     Courtaulds PLC                     U.K.         42,200        254,398
     Enso Oy, A shares                  Fin.         61,000        559,718
     Fletcher Challenge Forests         N.Z.          4,840          3,371
     Fletcher Challenge Paper           N.Z.        121,000        170,582
     Grupo Mexico, B shares             Mex.         73,700        240,533
     Hepworth PLC                       U.K.         58,200        251,444
<F1> <F3> Minorco S.A., ADR             Lux.         13,350        220,066
     Pechiney S.A. A shares             Fr.           9,300        427,786
     Pioneer International Ltd.         Austrl.     109,700        316,452
     Siam City Cement
        Public Co., Ltd.                Thai.        52,036        139,204
     Thai Glass Industries
        Public Co., Ltd.                Thai.        80,100        112,242
     ---------------------------------------------------------------------
     TOTAL                                                       3,482,274
     =====================================================================

     MULTI-INDUSTRY (8.17%)
     Amer Group Ltd., A                 Fin.         13,000        250,381
     Elementis PLC                      U.K.         68,280        158,357
     Hicom Holdings Berhad              Mly.        247,300        141,315
     Jardine Matheson Holdings          Sing.        62,500        283,750
     Metro Pacific Corporation          Phil.     2,660,000        164,232
     Pilkington PLC                     U.K.        242,800        496,029
     Scor                               Fr.          13,000        744,853
     Swire-Pacific Limited B            H.K.        296,000        284,604
     ---------------------------------------------------------------------
     TOTAL                                                       2,523,521
     =====================================================================

MARCH 31, 1998

                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     SERVICES (16.61%)
     British Telecom                    U.K.         82,000       $890,476
     David Jones Ltd.                   Austrl.      77,500         89,940
     Inchcape Motors Ltd.               Sing.        69,000        120,483
<F1> Inchcape Marketing
        Services Limited                Sing.        69,000         21,576
     Marieberg Tidings A Free           Swe.          9,200        279,642
     Mayne Nickless Ltd.                Austrl.      55,700        288,112
     News Corporation
        Limited, Pfd.                   Austrl.     147,500        835,337
     Osprey Maritime Ltd.               Sing.       235,000        127,322
<F3> PT Indosat, ADR                    Indo.        11,200        172,900
     Royal PTT Nederland N.V.           Neth.        11,700        606,130
     Somerfield PLC                     U.K.         82,500        494,578
     South China Morning
        Post Ltd.                       H.K.        133,000         89,258
     Telecomunicacoes Brasileiras
        S.A. Telebras ADR               Braz.     4,578,500        473,131
<F3> Telefonica del Peru S.A.
        B, ADR                          Peru         17,500        377,344
     Thorn PLC                          U.K.         88,699        225,025
<F1> Waste Management
        International PLC               U.K.         10,400         39,620
     ---------------------------------------------------------------------
     TOTAL                                                       5,130,874
     =====================================================================
     TOTAL COMMON STOCK                                         27,111,225
     =====================================================================

                                        Country  Shares/Par   Market Value
     ---------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (11.30%)
     FINANCE SERVICES (11.30%)
     Associates Corporation of N.A.,
        5.56%,  4/30/98                 U.S.     $1,200,000     $1,194,625
     Ford Motor Credit Company,
        5.53%,  4/15/98                 U.S.      1,000,000        997,850
     General Electric Capital
        Corporation,  6.02%, 4/1/98     U.S.      1,300,000      1,300,000
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                              3,492,475
     =====================================================================
     TOTAL INVESTMENTS (99.05%)
        (COST $29,181,851)<F4>                                  30,603,700
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.95%)                        293,057
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $30,896,757
     =====================================================================

     <F1> Non-Income Producing

     <F2> GDR - Global Depositary Receipt

     <F3> ADR - American Depositary Receipt

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F4> At March 31, 1998, the aggregate cost of securities  for federal income tax purposes was $29,417,785 and the net unrealized appreciation of investments based on that cost was $1,185,915 which is comprised of $4,629,185 aggregate gross unrealized appreciation and $3,443,270 aggregate gross unrealized depreciation.

  INVESTMENT PERCENTAGES BY COUNTRY:
  Australia                                                      4.95%
  Brazil                                                         4.06%
  France                                                        13.32%
  Hong Kong                                                      5.29%
  Netherlands                                                    4.61%
  United Kingdom                                                20.34%
  Other                                                         47.43%
  --------------------------------------------------------------------
  TOTAL                                                        100.00%
  ====================================================================

  The accompanying Notes are an integral part of the Financial Statements.

MASON STREET FUNDS

GROWTH STOCK FUND

OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: Diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

NET ASSETS: $39,035,559

The Growth Stock Fund is invested in high-quality companies of large- to medium-capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested with S&P futures used at times to maintain the desired degree of market exposure.

The Growth Stock Fund performed well during its first year, in line with the market as a whole. Relative to the S&P 500R Index, the Fund is overweighted in consumer staple and consumer cyclical stocks, which have benefited from continued strength in consumer spending. The healthcare sector is now underweighted relative to the market, following the reduction of positions in several stocks that had generated large gains. Energy and Technology weightings are approximately equal to the market; increases in the prices of many technology stocks are making it difficult to find good values in this sector. Investments in several initial public offerings, including Steelcase, Benckiser N.V. and Keebler Foods have proven quite successful.

SECTOR ALLOCATION
3/31/98

Consumer Staples                    21%
Consumer Cyclicals                  14%
Technology                          12%
Basic Materials/Capital Goods       11%
Finance                             11%
Index Futures                       10%
Energy                               7%
Healthcare                           6%
Other                                6%
Cash Equivalents                     2%


TOP 10 HOLDINGS
3/31/98

Company                                    % Net Assets
-------------------------------------------------------
General Electric Company                           3.1%
Morgan Stanley Dean Witter & Co.                   2.6%
Fiserv, Inc.                                       2.6%
Kohl's Corporation                                 2.4%
Travelers Group, Inc.                              2.4%
Microsoft Corporation                              2.3%
Unilever NV                                        2.2%
Walgreen Co.                                       2.2%
Hershey Foods Corporation                          2.2%
Franklin Resources, Inc.                           2.1%

MARCH 31, 1998

PERFORMANCE RELATIVE TO S&P 500R INDEX

                                                 3/31/97   9/30/97   3/31/98
----------------------------------------------------------------------------
Growth Stock Fund Class A                          9,524    11,829    13,817
Growth Stock Fund Class B                         10,000    12,380    14,412
Growth Stock Fund Class B Redemption Value                            14,012
S&P 500 Index                                     10,000    12,626    14,790


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)         45.08%
-------------------------------------------------------
S&P 500(R) Index                                 47.90%
-------------------------------------------------------

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (87.72%)
     BASIC MATERIALS (2.36%)
     Ecolab, Inc.                                    19,000       $551,000
     Monsanto Company                                 7,100        369,200
     ---------------------------------------------------------------------
     TOTAL                                                         920,200
     =====================================================================

     CAPITAL GOODS (8.89%)
     AlliedSignal, Inc.                              16,400        688,800
     Avery Dennison Corporation                      13,800        736,575
     Boeing Company                                   6,500        338,812
     General Electric Company                        14,000      1,206,625
     Tyco International Ltd.                          9,100        497,088
     ---------------------------------------------------------------------
     TOTAL                                                       3,467,900
     =====================================================================

     COMMUNICATION SERVICES (3.23%)
     AT&T Corp.                                       2,500        164,062
     MCI Communications Corporation                   7,000        346,500
<F1> Teleport Communications Group, Inc.              6,100        358,375
<F1> WorldCom, Inc.                                   9,100        391,869
     ---------------------------------------------------------------------
     TOTAL                                                       1,260,806
     =====================================================================

     CONSUMER CYCLICAL (13.76%)
     Borg-Warner Automotive, Inc.                    12,000        769,500
<F1> Federated Department Stores, Inc.                7,300        378,231
     Harley-Davidson, Inc.                           23,100        762,300
<F1> Kohl's Corporation                              11,600        948,300
     Steelcase, Inc.                                 16,700        609,550
     The New York Times Company Cl A                  9,700        679,000
     Tribune Company                                  9,400        662,700
     Wal-Mart Stores, Inc.                           11,000        558,938
     ---------------------------------------------------------------------
     TOTAL                                                       5,368,519
     =====================================================================

     CONSUMER STAPLES (20.43%)
<F1> Benckiser N.V.                                   9,600        528,000
     Campbell Soup Company                           11,600        658,300
     Hershey Foods Corporation                       11,700        838,013
<F1> Keebler Foods Company                           22,700        681,000
     McDonald's Corporation                           4,800        288,000
     Newell Co.                                      12,400        600,625
     PepsiCo, Inc.                                   18,000        768,375
     Philip Morris Companies, Inc.                   12,300        512,756
     Procter & Gamble Company                         8,000        675,000
     The Quaker Oats Company                          4,200        240,450
     The ServiceMaster Company                       17,000        485,562
     Unilever NV                                     12,400        850,950
     Walgreen Co.                                    24,100        848,019
     ---------------------------------------------------------------------
     TOTAL                                                       7,975,050
     =====================================================================

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (7.25%)
     British Petroleum Company PLC                    3,700       $318,431
     Diamond Offshore Drilling, Inc.                  9,000        408,375
     Exxon Corporation                                5,800        392,225
     Mobil Corporation                                5,200        398,450
<F1> R&B Falcon Corporation                           5,700        168,862
     Schlumberger Limited                             5,900        446,925
     Tosco Corporation                               12,500        440,625
     Transocean Offshore Inc.                         5,000        257,188
     ---------------------------------------------------------------------
     TOTAL                                                       2,831,081
     =====================================================================

     FINANCE (11.40%)
     Banc One Corporation                             7,260        459,195
     BankAmerica Corporation                          3,800        313,975
     Chase Manhattan Corporation                      2,600        350,675
     Citicorp                                         2,400        340,800
     Franklin Resources, Inc.                        15,600        826,800
     Morgan Stanley Dean Witter & Co.                14,100      1,027,537
     The Bank of New York Company, Inc.               2,950        185,297
     Travelers Group, Inc.                           15,750        945,000
     ---------------------------------------------------------------------
     TOTAL                                                       4,449,279
     =====================================================================

     HEALTHCARE (5.92%)
     Bristol-Myers Squibb Company                     4,900        511,131
     Eli Lilly and Company                            7,000        417,375
     Guidant Corporation                              2,200        161,425
<F1> HEALTHSOUTH Corporation                         11,894        333,776
     Johnson & Johnson                                4,500        329,906
     Merck & Co., Inc.                                2,800        359,450
     Pfizer, Inc.                                     2,000        199,375
     ---------------------------------------------------------------------
     TOTAL                                                       2,312,438
     =====================================================================

     TECHNOLOGY (12.15%)
<F1> Cisco Systems, Inc.                              6,900        471,788
     Compaq Computer Corporation                      8,700        225,113
<F1> Fiserv, Inc.                                    15,700        994,987
     Hewlett-Packard Company                          8,200        519,675
     Intel Corporation                                3,500        273,219
     International Business Machines
        Corporation                                   6,800        706,350
     Lucent Technologies, Inc.                        3,300        421,987
<F1> Microsoft Corporation                           10,200        912,900
     Motorola, Inc.                                   3,600        218,250
     ---------------------------------------------------------------------
     TOTAL                                                       4,744,269
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TRANSPORTATION (2.33%)
<F1> AMR Corporation                                  1,900       $272,056
<F1> FDX Corporation                                  3,500        248,938
     Southwest Airlines Co.                          13,200        390,225
     ---------------------------------------------------------------------
     TOTAL                                                         911,219
     =====================================================================
     TOTAL COMMON STOCK                                         34,240,761
     =====================================================================

     MONEY MARKET INVESTMENTS (12.02%)
     FINANCE SERVICES (5.11%)
<F2> Associates Corp. of N.A.,
         5.56%, 4/30/98                          $1,000,000       $995,521
<F2> General Electric Capital Corporation,
         5.54%, 4/8/98                            1,000,000        998,923
     ---------------------------------------------------------------------
     TOTAL                                                       1,994,444
     =====================================================================

     FEDERAL GOVERNMENT AND AGENCIES (6.91%)
<F2> Federal Home Loan Bank Discount
         Corp., 5.70%, 4/1/98                     2,500,000      2,500,000
<F2> Federal National Mortgage
         Association, 5.39%, 5/26/98                200,000        198,353
     ---------------------------------------------------------------------
     TOTAL                                                       2,698,353
     =====================================================================
     TOTAL MONEY MARKET INVESTMENTS                              4,692,797
     =====================================================================
     TOTAL INVESTMENTS (99.74%)
        (COST $29,341,934)<F3>                                  38,933,558
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.26%)                        102,001
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $39,035,559
     =====================================================================

     <F1> Non-Income Producing

     <F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:

                                     Number of    Expiration    Unrealized
      Issuer                         Contracts       Date      Appreciation
      ---------------------------------------------------------------------
      S&P 500R Stock Index
           (Total market value at
                3/31/98, $3,886,750)     14            6/98      $48,969

      <F3> At March 31, 1998, the aggregate cost of securities for federal tax purposes was $29,341,934 and the net unrealized appreciation of investments based on that cost was $9,591,624 which is comprised of $9,766,464 aggregate gross unrealized appreciation and $174,840 aggregate gross unrealized depreciation.

      The accompanying Notes are an integral part of the Financial Statements.

MARCH 31, 1998

GROWTH AND INCOME STOCK FUND

OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500R Index").

NET ASSETS: $39,329,618

The Growth and Income Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500R Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued. The last 12 months have been a challenging time for the value-oriented management style that characterizes this Fund, as a few favorite names have been a major force in driving the equity market to record heights.

At the end of March, the Fund's three largest holdings were quality companies in the healthcare field; Warner-Lambert has contributed importantly to the Fund's performance. In energy, the focus is on domestic refiners, such as Tosco, and on oil service providers, rather than the major multi-national oil companies. A newer large holding is StarWood Lodging Trust, a real estate investment trust with sound management, good growth prospects, and a very favorable, though complex, tax structure. In finance, regional banks are more prominent than the money-center banks, which have more international exposure; the largest holding is First Union Corporation, which is beginning to benefit from an acquisition made last year. Many other holdings are strong companies with unrealized or unrecognized potential; these include DuPont, a genuine blue chip company that is ripe for restructuring; Union Pacific, a strong transportation company with short-term operational problems; and Kmart, a retailer that appears to have undergone a successful turnaround.

The Growth and Income Stock Fund is managed for Northwestern Mutual Investment Services, Inc. by J.P. Morgan Investment Management, Inc.

SECTOR ALLOCATION
3/31/98

Finance                             15%
Other Industries                    15%
Basic Materials/Capital Goods       14%
Consumer Staples                    13%
Healthcare                          13%
Consumer Cyclicals                  10%
Technology                          10%
Energy                               8%
Other Assets                         2%


TOP 10 HOLDINGS
3/31/98

Company                                    % Net Assets
-------------------------------------------------------
Warner-Lambert Company                             3.2%
Bristol-Myers Squibb Company                       2.8%
American Home Products Corporation                 2.8%
StarWood Lodging Trust                             2.7%
Tosco Corporation                                  2.6%
MCI Communications Corporation                     2.4%
Union Pacific Corporation                          2.3%
First Union Corporation                            2.3%
Oracle Corporation                                 2.2%
Marsh & McLennan Companies, Inc.                   2.1%

MASON STREET FUNDS

PERFORMANCE RELATIVE TO S&P 500R INDEX

                                                     3/31/97   9/30/97   3/31/98
--------------------------------------------------------------------------------
Growth and Income Stock Fund Class A                   9,524    12,152    13,514
Growth and Income Stock Fund Class B                  10,000    12,720    14,096
Growth and Income Stock Fund Class B Redemption Value                     13,696
S&P 500 Index                                         10,000    12,626    14,790


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)         41.90%
-------------------------------------------------------
S&P 500(R) Index                                 47.90%
-------------------------------------------------------

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (97.73%)
     BASIC MATERIALS (5.61%)
     Albemarle Corporation                            5,300       $133,825
     Allegheny Teledyne, Inc.                         6,300        175,219
     Dow Chemical Company                             3,400        330,650
     E.I. du Pont de Nemours & Company                8,900        605,200
     Rohm and Haas Company                            6,500        671,531
     Temple-Inland, Inc.                              4,600        285,775
     ---------------------------------------------------------------------
     TOTAL                                                       2,202,200
     =====================================================================

     CAPITAL GOODS (8.39%)
     AlliedSignal, Inc.                              17,000        714,000
<F1> Coltec Industries, Inc.                         16,300        407,500
     Cooper Industries, Inc.                         11,300        671,644
     Johnson Controls Inc.                            7,500        455,156
     Tyco International Ltd.                          5,848        319,447
     Waste Management, Inc.                          23,800        733,338
     ---------------------------------------------------------------------
     TOTAL                                                       3,301,085
     =====================================================================

     COMMUNICATION SERVICES (5.65%)
     BellSouth Corporation                            2,400        162,150
     GTE Corporation                                 10,900        652,637
     MCI Communications Corporation                  18,700        925,650
     SBC Communications, Inc.                        11,000        479,875
     ---------------------------------------------------------------------
     TOTAL                                                       2,220,312
     =====================================================================

     CONSUMER CYCLICAL (10.35%)
     Chrysler Corporation                            14,600        606,812
     Circuit City Stores, Inc.                        7,800        333,450
<F1> Federated Department Stores, Inc.               13,900        720,194
<F1> Fruit of the Loom, Inc.                         14,000        428,750
     Goodyear Tire & Rubber Company                  10,300        780,225
     International Game Technology                   13,800        345,000
<F1> Kmart Corporation                               33,700        562,369
     Sears, Roebuck and Co.                           5,100        292,931
     ---------------------------------------------------------------------
     TOTAL                                                       4,069,731
     =====================================================================

     CONSUMER STAPLES (13.04%)
     Anheuser-Busch Companies, Inc.                  15,800        731,737
     PepsiCo, Inc.                                   11,200        478,100
     Philip Morris Companies, Inc.                   17,600        733,700
     Procter & Gamble Company                         8,700        734,063
     Ralston Purina Group                             3,800        402,800
<F1> Tele Communications, Inc.                       37,816        664,144
     The Gillette Company                             5,100        605,306
<F1> The Kroger Company                               4,700        217,081
     The Seagram Company Ltd.                        14,700        561,356
     ---------------------------------------------------------------------
     TOTAL                                                       5,128,287
     =====================================================================

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (8.23%)
     Atlantic Richfield Company                       4,100       $322,362
     British Petroleum Company PLC                    7,638        657,345
     Exxon Corporation                                8,200        554,525
<F1> Input/Output, Inc.                              20,400        476,850
     Occidental Petroleum Corporation                   500         14,656
     Schlumberger Limited                             2,300        174,225
     Tosco Corporation                               29,400      1,036,350
     ---------------------------------------------------------------------
     TOTAL                                                       3,236,313
     =====================================================================

     FINANCE (15.18%)
     American Express Company                         4,000        367,250
     American International Group, Inc.               1,600        201,500
     Capital One Financial Corporation                3,800        299,725
     First Union Corporation                         15,720        892,110
     Green Tree Financial Corporation                10,500        298,594
     Marsh & McLennan Companies, Inc.                 9,600        838,200
     MBIA, Inc.                                       6,400        496,000
     Morgan Stanley Dean Witter & Co.                 5,900        429,963
     NationsBank Corp.                                8,400        612,675
     Simon Debartolo Group, Inc.                      5,800        198,650
     Travelers Group, Inc.                           13,200        792,000
     Washington Mutual, Inc.                          7,600        545,063
     ---------------------------------------------------------------------
     TOTAL                                                       5,971,730
     =====================================================================

     HEALTHCARE (12.62%)
<F1> Alza Corporation                                 8,700        389,869
     American Home Products Corporation              11,400      1,087,275
     Bristol-Myers Squibb Company                    10,700      1,116,144
     Eli Lilly and Company                            5,100        304,088
     United Healthcare Corp.                         12,700        822,325
     Warner-Lambert Company                           7,300      1,243,281
     ---------------------------------------------------------------------
     TOTAL                                                       4,962,982
     =====================================================================

     REAL ESTATE INVESTMENT TRUSTS (2.66%)
     StarWood Lodging Trust                          19,579      1,046,253
     ---------------------------------------------------------------------

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (10.03%)
     AutoDesk, Inc.                                   3,200       $138,000
<F1> Cisco Systems, Inc.                              7,250        495,719
<F1> EMC Corporation                                 17,100        646,594
     First Data Corporation                          17,400        565,500
     International Business
        Machines Corporation                          3,800        394,725
<F1> Oracle Corporation                              26,900        849,031
     Perkin Elmer Corporation                         2,800        202,475
     Quantum Corporation                              9,700        206,731
<F1> Sun Microsystems, Inc.                          10,700        446,390
     ---------------------------------------------------------------------
     TOTAL                                                       3,945,165
     =====================================================================

     TRANSPORTATION (3.09%)
     Union Pacific Corporation                       16,200        910,237
     Wisconsin Central Transportation                10,900        306,903
     ---------------------------------------------------------------------
     TOTAL                                                       1,217,140
     =====================================================================

     UTILITIES (2.88%)
     Enron Corp.                                      5,700        264,338
     New England Electric Systems                    10,000        456,875
     Northern States Power Company                    7,000        413,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,134,213
     =====================================================================
     TOTAL COMMON STOCK                                         38,435,411
     =====================================================================
     TOTAL INVESTMENTS (97.73%)
        (COST $33,869,062)<F2>                                  38,435,411
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (2.27%)                        894,207
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $39,329,618
     =====================================================================

     <F1> Non-Income Producing

     <F2> At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $33,911,331 and the net unrealized appreciation of investments based on that cost was $4,524,080 which is comprised of $5,225,572 aggregate gross unrealized appreciation and $701,492 aggregate gross unrealized depreciation.

 The accompanying Notes are an integral part of the Finanacial Statements.

MASON STREET FUNDS

INDEX 500 STOCK FUND

OBJECTIVE: To seek investment results that approximate the performance of the S&P 500R Index, by investing in stocks included in the S&P 500R Index. Because the S&P 500R Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

FOCUS: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

NET ASSETS: $47,814,136

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. In its first year of operation, the Fund achieved its objective.

SECTOR ALLOCATION
3/31/98

Finance                             16%
Consumer Staples                    14%
Technology                          13%
Basic Materials/Capital Goods       12%
Other                               11%
Healthcare                          10%
Consumer Cyclicals                   9%
Index Futures                        8%
Energy                               7%

TOP 10 HOLDINGS
3/31/98

Company                                    % Net Assets
-------------------------------------------------------
General Electric Company                           3.0%
Microsoft Corporation                              2.3%
The Coca-Cola Company                              2.0%
Exxon Corporation                                  1.8%
Merck & Co., Inc.                                  1.6%
Pfizer, Inc.                                       1.4%
Intel Corporation                                  1.3%
Royal Dutch Petroleum Co., ADR                     1.3%
Wal-Mart Stores, Inc.                              1.2%
Procter & Gamble Company                           1.2%

PERFORMANCE RELATIVE TO S&P 500R INDEX

                                                 3/31/97   9/30/97   3/31/98
----------------------------------------------------------------------------
Index 500 Stock Fund Class A                       9,524    11,952    13,938
Index 500 Stock Fund Class B                      10,000    12,510    14,544
Index 500 Stock Fund Class B Redemption Value                         14,144
S&P 500 Index                                     10,000    12,626    14,790


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)         46.35%
-------------------------------------------------------
S&P 500(R) Index                                 47.90%
-------------------------------------------------------

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

MARCH 31, 1998

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (90.58%)
     BASIC MATERIALS (3.96%)
     Air Products & Chemicals, Inc.                     600        $49,725
     Alcan Aluminum Limited                           1,100         34,375
     Allegheny Teledyne, Inc.                           900         25,031
     Aluminum Co. of America                            900         61,931
     Archer Daniels Midland Company                   2,920         64,057
<F1> Armco, Inc.                                        500          2,937
     ASARCO, Inc.                                       200          5,338
     B.F. Goodrich Company                              400         20,425
     Barrick Gold Corporation                         1,800         38,925
     Battle Mountain Gold Company                     1,100          7,012
     Bemis Company, Inc.                                300         13,538
<F1> Bethlehem Steel Corporation                        500          6,781
     Boise Cascade Corporation                          300         10,819
     Champion International                             500         27,156
     Cyprus Amax Minerals Co.                           400          6,650
     Dow Chemical Company                             1,100        106,975
     E.I. du Pont de Nemours & Company                5,700        387,600
     Eastman Chemical Company                           400         26,975
     Ecolab, Inc.                                       600         17,400
     Engelhard Corp.                                    700         13,300
<F1> FMC Corporation                                    200         15,700
     Freeport-McMoRan Copper & Gold, Inc.               900         17,944
     Georgia Pacific Corporation                        500         32,375
     Great Lakes Chemical                               300         16,200
     Hercules, Inc.                                     500         24,688
     Homestake Mining Company                           700          7,612
     Inco Limited                                       800         14,950
     Inland Steel Industries, Inc.                      200          5,525
     International Flavors & Fragrances, Inc.           500         23,562
     International Paper Company                      1,500         70,219
     Louisiana Pacific Corporation                      500         11,625
     Mead Corp.                                         500         17,906
     Monsanto Company                                 3,000        156,000
     Morton International, Inc.                         600         19,688
     Nalco Chemical Company                             300         12,169
     Newmont Mining Corporation                         758         23,166
     Nucor Corp.                                        400         21,775
     Phelps Dodge Corporation                           300         19,369
     Pioneer Hi-Bred International                      300         29,269
     Placer Dome, Inc.                                1,100         14,506
     Potlatch Corporation                               100          4,306
     PPG Industries, Inc.                               900         61,144
     Praxair                                            800         41,150
     Reynolds Metals Company                            400         24,575
     Rohm and Haas Company                              300         30,994
     Sigma-Aldrich Corp.                                500         18,625

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     BASIC MATERIALS (CONTINUED)
<F1> Stone Container Corporation                        500         $6,250
     Temple-Inland, Inc.                                300         18,638
     Union Camp Corporation                             400         23,900
     Union Carbide Corporation                          600         30,075
     USX - U.S. Steel Group, Inc.                       400         15,100
     W.R. Grace & Co.                                   400         33,475
     Westvaco Corporation                               500         15,375
     Weyerhaeuser Company                             1,000         56,500
     Willamette Industries Inc.                         600         22,538
     Worthington Industries                             500          9,063
     ---------------------------------------------------------------------
     TOTAL                                                       1,892,906
     =====================================================================

     CAPITAL GOODS (8.16%)
     Aeroquip-Vickers, Inc.                             100          5,781
     AlliedSignal, Inc.                               2,800        117,600
     AMP, Inc.                                        1,100         48,194
     Avery Dennison Corporation                         500         26,688
     Ball Corporation                                   100          3,275
     Boeing Company                                   5,070        264,274
     Briggs & Stratton Corporation                      100          4,581
     Browning-Ferris Industries, Inc.                 1,000         32,625
     Case Corporation                                   400         27,250
     Caterpillar, Inc.                                1,900        104,619
     Cincinnati Milacron, Inc.                          200          6,375
     Cooper Industries, Inc.                            600         35,663
     Corning, Inc.                                    1,200         53,100
     Crane Co.                                          200         10,600
     Crown Cork & Seal Company, Inc.                    600         32,100
     Cummins Engine Company, Inc.                       200         11,025
     Deere & Company                                  1,300         80,519
     Dover Corporation                                1,100         41,800
     Eaton Corporation                                  400         38,075
     Emerson Electric Co.                             2,200        143,413
     Fluor Corporation                                  400         19,900
     Foster Wheeler Corporation                         200          6,112
     General Dynamics Corporation                       300         25,838
     General Electric Company                        16,400      1,413,475
     General Signal Corporation                         200          9,350
     Harnischfeger Industries, Inc.                     200          6,838
     Honeywell, Inc.                                    600         49,613
     Illinois Tool Works, Inc.                        1,300         84,175
     Ingersoll-Rand Company                             850         40,747
     Johnson Controls, Inc.                             400         24,275
     Lockheed Martin Corporation                      1,000        112,500
     McDermott International, Inc.                      300         12,394
     Millipore Corp.                                    200          6,950
     Minnesota Mining & Manufacturing Co.             2,100        191,494

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
     Moore Corporation Ltd.                             403         $6,700
     National Service Industries, Inc.                  200         11,762
<F1> Navistar International Corp.                       400         14,000
     Northrop Grumman Corporation                       300         32,231
<F1> Owens-Illinois, Inc.                               700         30,275
     PACCAR, Inc.                                       400         23,825
     Pall Corporation                                   600         12,900
     Parker-Hannifin Corporation                        550         28,187
     Pitney Bowes, Inc.                               1,500         75,281
     Raychem Corp.                                      400         16,625
     Rockwell International Corporation               1,000         57,375
     Tenneco, Inc.                                      900         38,419
     Textron, Inc.                                      800         61,600
<F1> Thermo Electron Corporation                        800         32,300
     Thomas & Betts Corporation                         300         19,200
     Timken Company                                     300         10,144
     Tyco International Ltd.                          2,900        158,412
     United Technologies Corp.                        1,200        110,775
     Waste Management, Inc.                           2,300         70,869
     ---------------------------------------------------------------------
     TOTAL                                                       3,902,098
     =====================================================================

     COMMUNICATION SERVICES (6.47%)
<F1> Airtouch Communications, Inc.                    2,500        122,343
     ALLTEL Corporation                                 900         39,319
     Ameritech Corporation                            5,500        271,906
     AT&T Corp.                                       8,200        538,125
     Bell Atlantic Corporation                        3,935        403,337
     BellSouth Corporation                            5,000        337,812
     Frontier Corporation                               800         26,050
     GTE Corporation                                  4,800        287,400
     MCI Communications Corporation                   3,500        173,250
     SBC Communications, Inc.                         9,032        394,021
     Sprint Corporation                               2,200        148,913
     U S WEST Communications Group                    2,400        131,400
<F1> WorldCom, Inc.                                   5,100        219,619
     ---------------------------------------------------------------------
     TOTAL                                                       3,093,495
     =====================================================================

     CONSUMER CYCLICAL (8.70%)
     American Greetings Corp.                           400         18,400
     Armstrong World Industries, Inc.                   200         17,312
<F1> AutoZone, Inc.                                     800         27,100
     Black & Decker Corporation                         500         26,531
     Brunswick Corporation                              500         17,438
<F1> Cendant Corporation                              4,022        159,372
     Centex Corporation                                 300         11,438
<F1> Charming Shoppes, Inc.                             500          2,375
     Chrysler Corporation                             3,300        137,156
     Circuit City Stores, Inc.                          500         21,375

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Cognizant Corp.                                    800        $45,900
<F1> Consolidated Stores Corporation                    500         21,469
     Cooper Tire & Rubber Company                       400          9,500
<F1> Costco Companies, Inc.                           1,100         58,712
     Dana Corporation                                   500         29,094
     Dayton Hudson Corporation                        1,100         96,800
     Dillard's, Inc.                                    600         22,162
     Dow Jones & Company, Inc.                          500         26,469
     Dun & Bradstreet Corporation                       800         27,350
     Echlin, Inc.                                       300         15,731
<F1> Federated Department Stores, Inc.                1,100         56,994
     Fleetwood Enterprises, Inc.                        200          9,312
     Ford Motor Company                               6,000        388,875
<F1> Fruit of the Loom, Inc.                            400         12,250
     Gannet Company, Inc.                             1,400        100,625
     General Motors Corp.                             3,600        242,775
     Genuine Parts Company                              850         32,406
     Goodyear Tire & Rubber Company                     800         60,600
     H & R Block, Inc.                                  500         23,781
     Harcourt General                                   400         22,150
<F1> Harrahs Entertainment                              500         12,281
     Hasbro, Inc.                                       600         21,188
     Hilton Hotels Corporation                        1,200         38,250
     Home Depot, Inc.                                 3,650        246,147
     Interpublic Group of Cos., Inc.                    600         37,275
     ITT Industries, Inc.                               600         22,838
     J.C. Penney Company, Inc.                        1,300         98,394
     Jostens, Inc.                                      200          4,800
<F1> Kmart Corporation                                2,500         41,719
     Kaufman & Broad Home Corp.                         200          6,512
     Knight-Ridder, Inc.                                400         22,350
     Laidlaw Transportation Limited                   1,600         25,400
     Liz Claiborne, Inc.                                300         14,963
     Lowe's Companies, Inc.                             900         63,169
     Marriott International                             600         22,313
     Marriott International Class A                     600         21,487
     Masco Corporation                                  800         47,600
     Mattel, Inc.                                     1,500         59,437
     May Department Stores Company                    1,200         76,200
     Maytag Corporation                                 500         23,906
     McGraw-Hill Companies Inc.                         500         38,031
     Mercantile Stores Company                          200         13,437
     Meredith Corporation                               300         12,637
<F1> Mirage Resorts, Inc.                               900         21,881
     Nike, Inc.                                       1,500         66,375
     Nordstrom, Inc.                                    400         25,525
     Omnicom Group                                      800         37,650
     Owens Corning                                      300         10,781

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     Pep Boys - Manny, Moe & Jack                       300         $6,956
     Pulte Corporation                                  100          4,650
<F1> Reebok International Ltd.                          300          9,150
     Russell Corp.                                      200          5,363
     Sears, Roebuck and Co.                           2,000        114,875
     Service Corporation International                1,300         55,169
     Sherwin-Williams Company                           900         31,950
     Snap-On, Inc.                                      300         13,687
     Springs Industries, Inc.                           100          5,494
     Tandy Corporation                                  500         23,500
     The Gap, Inc.                                    1,950         87,750
     The Limited, Inc.                                1,400         40,163
     The New York Times Company Cl A                    500         35,000
     The Stanley Works                                  400         22,300
     Times Mirror Company                               400         25,350
     TJX Companies, Inc.                                800         36,200
<F1> Toys "R" Us                                      1,400         42,088
     Tribune Company                                    600         42,300
     TRW, Inc.                                          600         33,075
     VF Corporation                                     600         31,538
     Wal-Mart Stores, Inc.                           11,300        574,181
     Whirlpool Corporation                              400         27,425
<F1> Woolworth Corp.                                    700         17,500
     ---------------------------------------------------------------------
     TOTAL                                                       4,159,662
     =====================================================================

     CONSUMER STAPLES (13.58%)
     Adolph Coors Co.                                   200          7,000
     Alberto-Culver Company                             300          9,131
     Albertson's, Inc.                                1,200         63,150
     American Stores Co.                              1,300         33,800
     Anheuser-Busch Companies, Inc.                   2,500        115,781
     Avon Products, Inc.                                700         54,600
     BESTFOODS                                          700         81,813
     Brown-Forman Corp.                                 300         16,500
     Campbell Soup Company                            2,300        130,525
     Cardinal Health, Inc.                              600         52,913
     CBS Corporation                                  3,600        122,175
<F1> Clear Channel Communications, Inc.                 500         49,000
     Clorox Company                                     500         42,844
     Colgate-Palmolive Co.                            1,500        129,938
     Comcast Corp.                                    1,700         60,031
     Conagra, Inc.                                    2,400         77,100
     CVS Corporation                                    900         67,950
     Darden Restaurant, Inc.                            700         10,894
     Deluxe Corp.                                       400         13,175
     Fort James Corporation                           1,000         45,812
     Fortune Brands, Inc.                               900         35,888
     General Mills, Inc.                                800         60,800

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Giant Food, Inc.                                   300        $11,587
     Great Atlantic & Pacific Tea Co., Inc.             200          6,050
     H.J. Heinz Company                               1,800        105,075
     Hershey Foods Corporation                          700         50,137
     John H. Harland Company                            100          1,556
     Kellogg Company                                  2,100         90,563
     Kimberly-Clark Corporation                       2,800        140,350
<F1> King World Productions, Inc.                       400         11,700
     Longs Drug Stores Corp.                            200          6,087
     McDonald's Corporation                           3,500        210,000
     Newell Co.                                         800         38,750
     PepsiCo, Inc.                                    7,600        324,425
     Philip Morris Companies, Inc.                   12,200        508,587
     Procter & Gamble Company                         6,700        565,313
     R.R. Donnelley & Sons Company                      700         28,743
     Ralston Purina Group                               500         53,000
     Rite Aid Corporation                             1,300         44,525
     Rubbermaid, Inc.                                   700         19,950
     Safety-Kleen Corp.                                 300          8,513
     Sara Lee Corporation                             2,400        147,900
     Supervalue, Inc.                                   300         13,987
     Sysco Corporation                                1,800         46,125
<F1> Tele Communications, Inc.                        2,509         78,014
     The Coca-Cola Company                           12,400        960,225
     The Gillette Company                             2,800        332,325
<F1> The Kroger Company                               1,300         60,044
     The Quaker Oats Company                            700         40,075
     The Seagram Company Ltd.                         1,800         68,738
     Time Warner, Inc.                                2,900        208,800
<F1> Tricon Global Restaurants, Inc.                    730         21,946
     Tupperware                                         300          7,988
     Unilever NV                                      3,200        219,600
     U S WEST, Inc.                                   3,000        104,250
     UST, Inc.                                          900         29,025
     Viacom, Inc.                                     1,800         96,750
     Vlasic Foods International                         230          5,879
     Walgreen Co.                                     2,500         87,969
     Walt Disney Company                              3,400        362,950
     Wendy's International, Inc.                        600         13,387
     Winn-Dixie Stores, Inc.                            700         32,463
     Wm. Wrigley Jr. Company                            600         49,050
     ---------------------------------------------------------------------
     TOTAL                                                       6,493,221
     =====================================================================

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (6.95%)
     Amerada Hess Corporation                           500        $29,156
     Amoco Company                                    2,400        207,300
     Anadarko Petroleum Corporation                     300         20,700
     Apache Corporation                                 500         18,375
     Ashland, Inc.                                      400         22,650
     Atlantic Richfield Company                       1,600        125,800
     Baker Hughes, Inc.                                 900         36,225
     Burlington Resource, Inc.                          905         43,383
     Chevron Corp.                                    3,300        265,031
     Dresser Industries, Inc.                           900         43,256
     Exxon Corporation                               12,400        838,550
     Halliburton Company                              1,300         65,243
     Helmerich & Payne, Inc.                            200          6,250
     Kerr-McGee Corporation                             200         13,912
     Mobil Corporation                                3,900        298,837
     Occidental Petroleum Corporation                 1,700         49,831
<F1> ORYX Energy Company                                500         13,000
     Pennzoil Company                                   200         12,925
     Phillips Petroleum Company                       1,300         64,919
<F1> Rowan Companies, Inc.                              400         11,600
     Royal Dutch Petroleum Co., ADR                  10,800        613,575
     Schlumberger Limited                             2,500        189,375
     Sun Company, Inc.                                  400         16,350
     Texaco, Inc.                                     2,800        168,700
     Union Pacific Resource Group                     1,200         28,650
     Unocal Corp.                                     1,200         46,425
     USX-Marathon Group                               1,400         52,675
<F1> Western Atlas International, Inc.                  300         23,213
     ---------------------------------------------------------------------
     TOTAL                                                       3,325,906
     =====================================================================

     FINANCE (15.74%)
     Aetna, Inc.                                        700         58,406
     Allstate Corporation                             2,200        202,262
     American Express Company                         2,300        211,169
     American General Corporation                     1,310         84,741
     American International Group, Inc.               3,550        447,078
     Aon Corporation                                    850         55,037
     Banc One Corporation                             3,280        207,460
     BankAmerica Corporation                          3,500        289,187
     BankBoston Corporation                             700         77,175
     Bankers Trust New York Corporation                 500         60,156
     BB&T Corporation                                   700         47,381
     Beneficial Corporation                             300         37,294
     Charles Schwab Corporation                       1,300         49,400
     Chase Manhattan Corporation                      2,100        283,238
     CIGNA Corporation                                  400         82,000
     Cincinnati Financial Corporation                   300         37,575
     Citicorp                                         2,300        326,600

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (CONTINUED)
     Comerica, Inc.                                     500        $52,906
     Conseco, Inc.                                      900         50,963
     Corestates Financial Corp.                       1,000         89,750
     Countrywide Credit Industries, Inc.                500         26,594
     Fannie Mae                                       5,300        335,225
     Federal Home Loan Mortgage Corp.                 3,500        166,031
     Fifth Third Bancorp                                750         64,125
     First Chicago NBD Corporation                    1,500        132,188
     First Union Corporation                          3,200        181,600
     Fleet Financial Group, Inc.                      1,400        119,087
     General Re Corporation                             400         88,250
     Golden West Financial Corporation                  300         28,744
     Green Tree Financial Corporation                   700         19,906
     H.F. Ahmanson & Company                            500         38,750
     Hartford Financial Services Group, Inc.            600         65,100
     Household International, Inc.                      500         68,875
     Huntington Bancshares, Inc.                      1,000         36,438
     J.P. Morgan & Company, Inc.                        900        120,881
     Jefferson-Pilot Corp.                              400         35,575
     KeyCorp                                          2,200         83,187
     Lehman Bros Holdings, Inc.                         500         37,437
     Lincoln National Corporation                       500         42,437
     Loews Corp.                                        600         62,550
     Marsh & McLennan Companies, Inc.                   900         78,581
     MBIA, Inc.                                         500         38,750
     MBNA Corp.                                       2,500         89,531
     Mellon Bank Corporation                          1,300         82,550
     Mercantile Bancorp                                 700         38,369
     Merrill Lynch & Co.                              1,700        141,100
     MGIC Investment Corp.                              600         39,413
     Morgan Stanley Dean Witter & Co.                 2,955        215,346
     National City Corp.                              1,100         80,644
     NationsBank Corp.                                4,687        341,858
     Norwest Corporation                              3,800        157,937
     Northern Trust Corp.                               600         44,850
     PNC Bank Corp.                                   1,500         89,906
     Progressive Corporation                            400         53,875
     Providian Financial Corporation                    500         28,719
     Republic New York Corporation                      300         40,012
     SAFECO, Inc.                                       700         38,259
     St. Paul Companies, Inc.                           400         35,650
     State Street Corporation                           800         54,450
     Summit Bancorp                                     900         45,056
     SunAmerica, Inc.                                 1,000         47,875
     Suntrust Banks, Inc.                             1,100         82,913
     Synovus Financial Corp.                            900         33,412
     The Bank of New York Company, Inc.               1,900        119,344
     The Chubb Corporation                              900         70,538

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (CONTINUED)
     Torchmark Corporation                              700        $32,069
     Transamerica Corporation                           300         34,950
     Travelers Group, Inc.                            5,797        347,820
     UNUM Corporation                                   700         38,631
     U.S. Bancorp                                     1,253        156,312
     USF&G Corp.                                        500         12,469
     Wachovia Corporation                             1,000         84,813
     Washington Mutual, Inc.                          1,340         96,103
     Wells Fargo & Company                              400        132,500
     ---------------------------------------------------------------------
     TOTAL                                                       7,527,363
     =====================================================================

     HEALTHCARE (10.23%)
     Abbott Laboratories, Inc.                        3,800        286,187
     Allergan, Inc.                                     300         11,400
     Allergan Specialty                                  15            182
<F1> Alza Corporation                                   400         17,925
     American Home Products Corporation               3,300        314,737
<F1> Amgen, Inc.                                      1,300         79,137
     Bausch & Lomb, Inc.                                300         13,706
     Baxter International, Inc.                       1,400         77,175
     Becton, Dickinson & Company                        600         40,838
     Biomet, Inc.                                       600         18,000
<F1> Boston Scientific Corp.                          1,000         67,500
     Bristol-Myers Squibb Company                     5,000        521,562
     C.R. Bard, Inc.                                    300         11,025
     Columbia/HCA
        Healthcare Corporation                        3,300        106,425
     Eli Lilly and Company                            5,600        333,900
     Guidant Corporation                                800         58,700
<F1> HEALTHSOUTH Corporation                          2,000         56,125
<F1> Humana, Inc.                                       800         19,850
     Johnson & Johnson                                6,800        498,525
     Mallinckrodt, Inc.                                 400         15,800
     Manor Care, Inc.                                   300         11,100
     Medtronic, Inc.                                  2,400        124,500
     Merck & Co., Inc.                                6,000        770,250
     Pfizer, Inc.                                     6,500        647,969
     Pharmacia & Upjohn, Inc.                         2,500        109,375
     Schering-Plough Corporation                      3,700        302,244
<F1> St. Jude Medical, Inc.                             400         13,375
<F1> Tenet Healthcare Corp.                           1,500         54,469
     U.S. Surgical Corporation                          400         13,200
     United Healthcare Corp.                            900         58,275
     Warner-Lambert Company                           1,400        238,437
     ---------------------------------------------------------------------
     TOTAL                                                       4,891,893
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (12.77%)
<F1> 3COM Corporation                                 1,800        $64,688
     Adobe Systems, Inc.                                300         13,556
<F1> Advanced Micro Devices, Inc.                       700         20,344
<F1> Andrew Corporation                                 400          7,925
<F1> Apple Computer, Inc.                               600         16,500
<F1> Applied Materials, Inc.                          1,800         63,562
     Autodesk, Inc.                                     200          8,625
     Automatic Data Processing, Inc.                  1,500        102,094
<F1> Bay Networks                                     1,100         29,837
<F1> Cabletron Systems, Inc.                            700         10,194
<F1> Ceridian Corp.                                     400         21,575
<F1> Cisco Systems, Inc.                              5,100        348,713
     Compaq Computer Corporation                      7,624        197,271
     Computer Associates International, Inc.          2,700        155,925
<F1> Computer Sciences Corp.                            800         44,000
<F1> Data General Corporation                           200          3,538
<F1> Dell Computer Corp.                              3,300        223,575
<F1> Digital Equipment Corporation                      700         36,619
<F1> DSC Communications Corp.                           600         10,913
     Eastman Kodak Company                            1,600        103,800
     EG&G, Inc.                                         200          5,812
<F1> EMC Corporation                                  2,500         94,531
     Equifax, Inc.                                      800         29,200
     First Data Corporation                           2,100         68,250
     General Instrument Corporation                     700         14,656
     Harris Corporation                                 400         20,850
     HBO & Company                                    1,100         66,413
     Hewlett-Packard Company                          5,200        329,550
     Ikon Office Solutions                              700         24,194
     Intel Corporation                                8,200        640,112
     International Business
        Machines Corporation                          4,900        508,988
<F1> KLA-Tencor Corporation                             400         15,300
<F1> LSI Logic Corp.                                    700         17,675
     Lucent Technologies, Inc.                        3,300        421,988
<F1> Micron Technology                                1,100         31,969
<F1> Microsoft Corporation                           12,200      1,091,900
     Motorola, Inc.                                   3,000        181,875
<F1> National Semiconductor Corporation                 800         16,750
     Northern Telecom Limited                         2,600        168,025
<F1> Novell, Inc.                                     1,700         18,222
<F1> Oracle Corporation                               4,950        156,234
<F1> Parametric Technology Company                    1,300         43,306
     Perkin-Elmer Corporation                           200         14,463
     Polaroid Corporation                               200          8,800
     Raytheon Company Class B                         1,700         99,238
     Scientific-Atlanta, Inc.                           400          7,825
<F1> Seagate Technology Inc.                          1,200         30,300
     Shared Medical Systems Corp.                       100          7,838

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Silicon Graphics                                   900        $12,544
<F1> Sun Microsystems, Inc.                           1,900         79,266
     Tektronix, Inc.                                    300         13,387
<F1> Tellabs, Inc.                                      900         60,413
     Texas Instruments, Inc.                          2,000        108,250
<F1> Unisys Corporation                               1,300         24,700
     W.W. Grainger, Inc.                                200         20,562
     Xerox Corporation                                1,600        170,300
     ---------------------------------------------------------------------
     TOTAL                                                       6,106,940
     =====================================================================

     TRANSPORTATION (1.14%)
<F1> AMR Corporation                                    500         71,594
     Burlington Northern Santa Fe                       800         83,200
     CSX Corporation                                  1,100         65,450
     Delta Air Lines, Inc.                              400         47,300
<F1> Federal Express Corporation                        760         54,055
     Norfolk Southern Corporation                     1,900         71,012
     Ryder System, Inc.                                 400         15,200
     Southwest Airlines Co.                           1,050         31,041
     Union Pacific Corporation                        1,200         67,425
<F1> US Airways Group, Inc.                             500         37,063
     ---------------------------------------------------------------------
     TOTAL                                                         543,340
     =====================================================================

     UTILITIES (2.88%)
     Ameren Corporation                                 700         29,486
     American Electric Power Co., Inc.                1,000         50,250
     Baltimore Gas & Electric Co.                       700         22,881
     Carolina Power & Light Company                     800         36,200
     Central & South West Corporation                 1,000         26,750
     Cinergy Corporation                                800         29,600
     Coastal Corp.                                      500         32,563
     Columbia Gas System, Inc.                          300         23,325
     Consolidated Edison Co. of New York              1,200         56,100
     Consolidated Natural Gas Company                   500         28,844
     Dominion Resources, Inc.                         1,000         42,000
     DTE Energy Company                                 700         27,519
     Duke Energy Corp.                                1,831        109,059
     Eastern Enterprises                                100          4,300
     Edison International                             1,900         55,812
     Enron Corp.                                      1,600         74,200
     Entergy Corporation                              1,200         35,700
<F1> FirstEnergy Corp.                                1,100         33,894
     FPL Group, Inc.                                    900         57,825
     GPU, Inc.                                          600         26,550
     Houston Industries, Inc.                         1,373         39,473
<F1> Niagara Mohawk Power Corporation                   700          9,100
     Nicor, Inc.                                        200          8,450
     Northern States Power Company                      400         23,600

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     UTILITIES (CONTINUED)
     ONEOK, Inc.                                        200         $8,150
     P P & L Resources, Inc.                            800         18,900
     Pacific Enterprises                                400         16,325
     PacifiCorp                                       1,500         36,937
     PECO Energy Company                              1,100         24,338
     Peoples Energy Corporation                         200          7,275
     PG&E Corp.                                       2,200         72,600
     Public Service Enterprise Group, Inc.            1,200         45,450
     Sonat Inc.                                         600         26,100
     Southern Company                                 3,500         96,906
     Texas Utilities Company                          1,267         49,809
     UNICOM Corp.                                     1,100         38,500
     Williams Companies, Inc.                         1,600         51,200
     ---------------------------------------------------------------------
     TOTAL                                                       1,375,971
     =====================================================================
     TOTAL COMMON STOCK                                         43,312,795
     =====================================================================

     MONEY MARKET INVESTMENTS (8.98%)
     FINANCE SERVICES (4.17%)
<F2> Associates Corp of N.A.,
        5.559%, 4/30/98                          $1,000,000       $995,521
<F2> General Electric Capital
        Corporation, 5.539%, 4/8/98               1,000,000        998,923
     ---------------------------------------------------------------------
     TOTAL                                                       1,994,444
     =====================================================================

     FEDERAL GOVERNMENT AND AGENCIES (4.81%)
<F2> Federal National Mortgage
        Association, 5.39%, 5/26/98                 200,000        198,353
<F2> Federal Home Loan Bank Discount
        Corp., 5.70%, 4/1/98                      2,100,000      2,100,000
     ---------------------------------------------------------------------
     TOTAL                                                       2,298,353
     =====================================================================
     TOTAL MONEY MARKET INVESTMENTS                              4,292,797
     =====================================================================
     TOTAL INVESTMENTS (99.56%)
        (COST $35,646,615)<F3>                                  47,605,592
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.44%)                        208,544
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $47,814,136
     =====================================================================

     ADR - American Depositary Receipt

     <F1> Non-Income Producing

     <F2> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:

                                      Number of    Expiration  Unrealized
     Issuer                           Contracts       Date    Appreciation
     ---------------------------------------------------------------------
     S&P 500R Stock Index
        (Total market value at
            3/31/98, $3,886,750)          14          6/98      $248,775

     <F3> At March 31, 1998, the aggregate cost of securities for federal income tax purposes was $35,661,562 and the net unrealized appreciation of investments based on that cost was $11,944,030 which is comprised of $12,211,152 aggregate gross unrealized appreciation and $267,122 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

MARCH 31, 1998

ASSET ALLOCATION FUND

OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

STRATEGY: To adjust the mix between asset sectors to capitalize on the changing financial markets and economic conditions.

NET ASSETS: $36,133,250

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of the Fund in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed.

The Fund benefited from an emphasis on equities during its first year of operation, as the stock market continued to soar, led by large-capitalization stocks, which make up 30% of the Fund's holdings. Foreign investments, particularly Asian stocks, have been modest since the Fund's inception; with some signs of improvement in Asia, there may be opportunities for new investments in the region. Within the bond sector of the Fund, the main focus is on investment-grade bonds, as historically narrow yield spreads limit the attractiveness of assuming the additional risk of holding a large position in below investment-grade bonds. A 6% cash position at the end of March makes it possible to take advantage of new investment opportunities that may arise.

SECTOR ALLOCATION
3/31/98

Large-Cap Stocks              32%
Investment-Grade Bonds        23%
Small-Cap Stocks              16%
Foreign Stocks                11%
Below Investment-Grade Bonds   8%
Cash Equivalents               6%
Convertible Securities         3%
Other Assets                   1%

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                    3/31/97   9/30/97   3/31/98
-------------------------------------------------------------------------------
Asset Allocation Stock Fund Class A                   9,524    11,390    12,239
Asset Allocation Stock Fund Class B                  10,000    11,920    12,769
Asset Allocation Stock Fund Class B Redemption Value                     12,369
S&P 500 Index                                        10,000    12,626    14,790
Merrill Lynch Domestic Master Index                  10,000    10,712    11,205
Merrill Lynch 91-Day T-Bill                          10,000    10,272    10,536


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)         28.51%
-------------------------------------------------------
S&P 500(R) Index                                 47.90%
-------------------------------------------------------
Merrill Lynch Domestic Master Index              12.05%
-------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill                5.36%
-------------------------------------------------------

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and does not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

MASON STREET FUNDS

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMON STOCK (56.51%)
     DOMESTIC COMMON STOCK (45.50%)
     SMALL CAP COMMON STOCK (15.52%)
     BASIC MATERIALS (0.15%)
<F1> Ivex Packaging Corp.                             2,200        $53,900
     ---------------------------------------------------------------------

     CAPITAL GOODS (1.48%)
<F1> Jabil Circuit, Inc.                                600         19,988
     Kaydon Corporation                               3,200        130,800
     Omniquip International, Inc.                     3,600         89,100
<F1> Qlogic Corporation                               1,100         39,050
<F1> Stoneridge, Inc.                                 3,600         72,000
     Teleflex, Inc.                                   2,300         96,600
<F1> Trident International, Inc.                      3,600         55,350
<F1> Triumph Group, Inc.                                700         31,062
     ---------------------------------------------------------------------
     TOTAL                                                         533,950
     =====================================================================

     CONSUMER CYCLICAL (2.40%)
<F1> Carriage Services, Inc.                            500         12,000
     Industrial Distribution Group, Inc.              2,800         52,325
<F1> Interim Services, Inc.                           1,700         57,375
<F1> Jones Apparel Group, Inc.                        2,100        115,631
<F1> K&G Men's Center, Inc.                           2,600         53,625
<F1> Michaels Stores, Inc.                            1,300         48,588
<F1> O'Reilly Automotive Inc.                         4,900        135,056
<F1> Promus Hotel Corporation                         1,600         76,400
<F1> ProSoft I-Net Solutions Inc.                     5,200         33,475
<F1> Robert Half International, Inc.                  3,900        187,200
     Service Corporation International                1,700         72,144
     Stewart Enterprises, Inc.                          400         22,250
     ---------------------------------------------------------------------
     TOTAL                                                         866,069
     =====================================================================

     CONSUMER STAPLES (1.27%)
<F1> Advanced Health Corporation                      2,000         25,625
<F1> Blyth Industries, Inc.                           2,700         92,137
     Cardinal Health, Inc.                            1,600        141,100
<F1> Heftel Broadcasting Corporation                    900         40,275
<F1> Metzler Group, Inc.                                700         34,825
<F1> Patterson Dental Company                         4,050        125,550
     ---------------------------------------------------------------------
     TOTAL                                                         459,512
     =====================================================================

     ENERGY (1.87%)
<F1> Barrett Resources Corporation                    1,300         45,419
<F1> BJ Services Company                              3,600        131,175
<F1> EVI, Inc.                                        1,700         78,731
<F1> Global Industries, Ltd.                          6,000        122,250
<F1> Marine Drilling Companies, Inc.                  1,700         36,762
<F1> Nabors Industries, Inc.                          2,800         66,325

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY (CONTINUED)
<F1> Pride International, Inc.                        2,200        $52,525
     Transocean Offshore Inc.                         2,800        144,025
     ---------------------------------------------------------------------
     TOTAL                                                         677,212
     =====================================================================

     FINANCE (1.27%)
<F1> Affiliated Managers Group, Inc.                    200          6,975
<F1> ESG Re Limited                                   2,000         52,000
     Financial Security Assurance
        Holdings Ltd.                                 2,200        120,175
     Headlands Mortgage Co.                           2,200         37,331
     Investors Financial Services Corp.               2,400        132,000
     Olympic Financial Ltd., warrants                   500          7,500
<F1> Trammell Crow Company                            2,200         62,700
     Waddell & Reed Financial, Inc.                   1,600         41,600
     ---------------------------------------------------------------------
     TOTAL                                                         460,281
     =====================================================================

     HEALTHCARE (3.21%)
<F1> ABR Information Services, Inc.                   2,300         64,688
     American HomePatient, Inc.                       3,600         69,975
     Home Health Corporation of
        America, Inc.                                 3,800         10,569
<F1> Lincare Holdings, Inc.                           1,900        134,187
<F1> MedCath, Inc.                                    4,900         88,966
     Meridian Diagnostics Inc.                        6,600         84,150
     NCS HealthCare, Inc.                             1,000         33,500
<F1> Pharmerica, Inc.                                 6,800        101,150
<F1> PhyCor, Inc.                                     3,300         74,456
<F1> PSS World Medical, Inc.                          2,400         56,400
<F1> Quorum Health Group, Inc.                        4,450        149,631
<F1> Sybron International Corporation                 6,400        167,200
<F1> VWR Scientific Products Corporation              1,600         56,500
<F1> Wesley Jessen VisionCare, Inc.                   2,100         69,038
     ---------------------------------------------------------------------
     TOTAL                                                       1,160,410
     =====================================================================

     TECHNOLOGY (2.79%)
<F1> Brooks Automation, Inc.                          1,400         22,050
<F1> Cambridge Technology
        Partners, Inc.                                2,400        118,950
<F1> CBT Group Public Limited Company                 2,000        103,500
<F1> Computer Horizons Corporation                    1,500         75,375
<F1> Cotelligent Group, Inc.                          1,800         53,325
     Galileo International, Inc.                      2,000         77,625
<F1> GaSonics International Corporation               4,400         45,100
     HBO & Company                                    2,300        138,862
     Integrated Process Equipment Corp.               1,700         34,212
     Kent Electronics Corp.                           1,300         27,381
<F1> Novellus Systems, Inc.                             500         21,625

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> PMC-Sierra, Inc.                                   900        $34,200
<F1> Sterling Software, Inc.                            900         50,850
<F1> Tellabs, Inc.                                    1,400         93,975
<F1> Transaction Systems
        Architects, Inc.  Cl A                        1,300         50,537
<F1> Uniphase Corporation                             1,400         58,888
     ---------------------------------------------------------------------
     TOTAL                                                       1,006,455
     =====================================================================

     TRANSPORTATION (1.08%)
<F1> Heartland Express, Inc.                          3,500         97,125
<F1> Jevic Transportation, Inc.                       3,800         57,000
<F1> Knight Transportation, Inc.                      2,300         73,600
     Mark VII, Inc.                                   4,600         85,100
<F1> Swift Transportation Co., Inc.                   3,300         79,200
     ---------------------------------------------------------------------
     TOTAL                                                         392,025
     =====================================================================
     TOTAL SMALL CAP COMMON STOCK                                5,609,814
     =====================================================================

     LARGE CAP COMMON STOCK (29.98%)
     BASIC MATERIALS (0.81%)
     Ecolab, Inc.                                     6,000        174,000
     Monsanto Company                                 2,300        119,600
     ---------------------------------------------------------------------
     TOTAL                                                         293,600
     =====================================================================

     CAPITAL GOODS (3.05%)
     AlliedSignal, Inc.                               5,200        218,400
     Avery Dennison Corporation                       4,300        229,513
     Boeing Company                                   2,100        109,462
     General Electric Company                         4,500        387,844
     Tyco International Ltd.                          2,900        158,413
     ---------------------------------------------------------------------
     TOTAL                                                       1,103,632
     =====================================================================

     COMMUNICATION SERVICES (1.12%)
     AT&T Corporation                                   800         52,500
     MCI Communications Corporation                   2,200        108,900
<F1> Teleport Communications Group, Inc.              2,000        117,500
<F1> WorldCom, Inc.                                   2,900        124,881
     ---------------------------------------------------------------------
     TOTAL                                                         403,781
     =====================================================================

     CONSUMER CYCLICAL (4.73%)
     Borg-Warner Automotive, Inc.                     3,800        243,675
<F1> Federated Department Stores, Inc.                2,200        113,987
     Harley-Davidson, Inc.                            7,300        240,900
<F1> Kohl's Corporation                               3,700        302,475
     The New York Times Company  Cl A                 3,100        217,000
     Steelcase, Inc.                                  5,300        193,450
     Tribune Company                                  3,100        218,550
     Wal-Mart Stores, Inc.                            3,500        177,844
     ---------------------------------------------------------------------
     TOTAL                                                       1,707,881
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     CONSUMER STAPLES (7.05%)
<F1> Benckiser N.V.                                   3,100       $170,500
     Campbell Soup Company                            3,700        209,975
     Hershey Foods Corporation                        3,700        265,013
<F1> Keebler Foods Company                            7,300        219,000
     McDonald's Corporation                           1,500         90,000
     Newell Co.                                       4,000        193,750
     PepsiCo, Inc.                                    5,700        243,319
     Philip Morris Companies, Inc.                    3,900        162,581
     Procter & Gamble Company                         2,600        219,375
     The Quaker Oats Company                          1,300         74,425
     The ServiceMaster Company                        5,500        157,094
     Unilever NV                                      4,000        274,500
     Walgreen Co.                                     7,600        267,425
     ---------------------------------------------------------------------
     TOTAL                                                       2,546,957
     =====================================================================

     ENERGY (2.28%)
     British Petroleum Company PLC                    1,200        103,275
     Diamond Offshore Drilling, Inc.                  2,800        127,050
     Exxon Corporation                                1,800        121,725
     Mobil Corporation                                1,700        130,263
<F1> R&B Falcon Corporation                           1,900         56,287
     Schlumberger Limited                             1,900        143,925
     Tosco Corporation                                4,000        141,000
     ---------------------------------------------------------------------
     TOTAL                                                         823,525
     =====================================================================

     FINANCE (3.91%)
     Banc One Corporation                             2,310        146,108
     BankAmerica Corporation                          1,200         99,150
     Chase Manhattan Corporation                        800        107,900
     Citicorp                                           700         99,400
     Franklin Resources, Inc.                         5,000        265,000
     Morgan Stanley Dean Witter & Co.                 4,500        327,937
     The Bank of New York
        Company, Inc.                                   950         59,672
     Travelers Group, Inc.                            5,100        306,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,411,167
     =====================================================================

     HEALTHCARE (2.10%)
     Bristol-Myers Squibb Company                     1,600        166,900
     Eli Lilly and Company                            2,300        137,138
     Guidant Corporation                              1,000         73,375
<F1> HEALTHSOUTH Corporation                          3,751        105,262
     Johnson & Johnson                                1,400        102,637
     Merck & Co., Inc.                                  800        102,700
     Pfizer, Inc.                                       700         69,781
     ---------------------------------------------------------------------
     TOTAL                                                         757,793
     =====================================================================

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TECHNOLOGY (4.11%)
<F1> Cisco Systems, Inc.                              2,100       $143,587
     Compaq Computer Corporation                      2,700         69,863
<F1> Fiserv, Inc.                                     5,000        316,875
     Hewlett-Packard Company                          2,500        158,438
     Intel Corporation                                1,100         85,869
     International Business
        Machines Corporation                          2,200        228,525
     Lucent Technologies, Inc.                        1,000        127,875
<F1> Microsoft Corporation                            3,200        286,400
     Motorola, Inc.                                   1,100         66,688
     ---------------------------------------------------------------------
     TOTAL                                                       1,484,120
     =====================================================================

     TRANSPORTATION (0.82%)
<F1> AMR Corporation                                    600         85,912
<F1> FDX Corporation                                  1,200         85,350
     Southwest Airlines Co.                           4,200        124,163
     ---------------------------------------------------------------------
     TOTAL                                                         295,425
     =====================================================================
     TOTAL LARGE CAP COMMON STOCK                               10,827,881
     =====================================================================
     TOTAL DOMESTIC COMMON STOCK                                16,437,695
     =====================================================================

                                       Country   Shares/Par   Market Value
     ---------------------------------------------------------------------
     FOREIGN COMMON STOCK (11.01%)
     CAPITAL GOODS (1.13%)
     British Aerospace                 U.K.           8,900        293,310
     City Development                  Sing.         23,000        113,223
     ---------------------------------------------------------------------
     TOTAL                                                         406,533
     =====================================================================

     COMMUNICATION SERVICES (1.69%)
     Philippines Long Distance
       Telephone Company               Phil.          6,600        183,975
     Royal PTT Nederland N.V.          Neth.          4,000        207,226
     Telecomunicacoes Brasileiras
        S.A. Telebras ADR              Braz.          1,700        220,681
     ---------------------------------------------------------------------
     TOTAL                                                         611,882
     =====================================================================

     CONSUMER CYCLICAL (1.44%)
     Nintendo C., Inc.                 Japan          2,800        241,468
     La Rinascente SpA                 Italy         26,000        278,418
     ---------------------------------------------------------------------
     TOTAL                                                         519,886
     =====================================================================

     ENERGY (1.06%)
     Elf Aquitaine                     Fr.            1,950        255,565
     Smedvig ASA-A                     Norw.          6,100        128,016
     ---------------------------------------------------------------------
     TOTAL                                                         383,581
     =====================================================================

                                       Country   Shares/Par   Market Value
     ---------------------------------------------------------------------
     FINANCE (1.18%)
     HSBC Holdings PLC                 U.K.           5,500       $168,236
     Muenchener Rueckversicherungs-
        Gesellschaft AG                Ger.             600        259,553
     ---------------------------------------------------------------------
     TOTAL                                                         427,789
     =====================================================================

     HEALTHCARE (1.59%)
     Glaxo Wellcome                    U.K.          10,900        291,868
     Novartis Ag-Reg Shs.              Switz.           160        283,165
     ---------------------------------------------------------------------
     TOTAL                                                         575,033
     =====================================================================

     MISCELLANEOUS (0.75%)
     Schneider S.A.                    Fr.            3,500        269,462
     ---------------------------------------------------------------------

     TECHNOLOGY (1.62%)
     Ericsson LM B                     Swe.           5,700        270,944
     Philips Electronics, Inc.         Neth.          4,300        315,588
     ---------------------------------------------------------------------
     TOTAL                                                         586,532
     =====================================================================

     TRANSPORTATION (0.55%)
     Railtrack Group PLC               U.K.          12,000        196,933
     ---------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK                                  3,977,631
     =====================================================================
     TOTAL COMMON STOCK                                         20,415,326
     =====================================================================

     PREFERRED STOCK (2.98%)
     Primedia, Inc.                                   5,000       $532,500
     Sinclair Capital                                 5,000        547,500
     ---------------------------------------------------------------------
     TOTAL                                                       1,080,000
     ---------------------------------------------------------------------
     TOTAL PREFERRED STOCK                                       1,080,000
     ---------------------------------------------------------------------

     BONDS (30.97%)
     INVESTMENT-GRADE BONDS (23.09%)
     FEDERAL GOVERNMENT AND AGENCIES (12.52%)
     Federal National Mortgage
        Association, 6%, 5/1/11                  $1,330,655     $1,309,863
     U.S. Treasury, 0.00%, 2/15/19 PO             1,200,000        342,300
     U.S. Treasury, 6.125%, 8/15/07               1,000,000      1,027,813
     U.S. Treasury, 5.625%, 12/31/02                 500,00        498,907
     U.S. Treasury, 5.375%, 2/15/01                  250,00        248,437
     U.S. Treasury, 5.50%, 2/29/00                1,100,000      1,097,938
     ---------------------------------------------------------------------
     TOTAL                                                       4,525,258
     ---------------------------------------------------------------------

     AUTO RELATED (0.36%)
     Team Fleet Financing Co.,
        7.35%, 5/15/03 (144a)                       125,000        129,400
     ---------------------------------------------------------------------

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     COMMERCIAL MORTGAGES (10.21%)
     Asset Securitization Corporation,
        1.25%, 11/13/26 IO                      $17,839,819       $728,400
     First Union-Lehman Brothers
        Commercial Mortgage Trust,
        1.307%, 4/18/27 IO                        6,949,104        524,449
     Merrill Lynch Mortgage
        Investors, 7.12%, 6/18/29                 1,500,000      1,545,330
     Merrill Lynch Mortgage
        Investors,  8.10%, 6/25/22                   500,00        521,005
     Midland Realty Acceptance Corp.,
        1.389%, 1/25/29 IO (144a)                 4,872,733        368,525
     ---------------------------------------------------------------------
     TOTAL                                                       3,687,709
     ---------------------------------------------------------------------
     TOTAL INVESTMENT-GRADE BONDS                                8,342,367
     ---------------------------------------------------------------------

     BELOW INVESTMENT-GRADE BONDS (7.88%)
     BASIC MATERIALS (0.57%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07 (144a)                      250,000        205,000
     ---------------------------------------------------------------------

     BROADCASTING (0.66%)
<F2> Fox/Liberty Networks LLC,
        9.75%, 8/15/07 (144a)                       350,000        238,875
     ---------------------------------------------------------------------

     FINANCE COMPANIES (2.04%)
     BF Saul Real Estate,
        9.75%, 4/1/08                               250,000        251,875
     Olympic Financial Ltd.,
        11.50%, 3/15/07                             500,000        485,000
     ---------------------------------------------------------------------
     TOTAL                                                         736,875
     ---------------------------------------------------------------------

     HOSPITAL SUPPLIES (0.69%)
     Medaphis Corp.,
        9.50%, 2/15/05 (144a)                       250,000        250,000
     ---------------------------------------------------------------------

     LEISURE RELATED (2.11%)
     SFX Entertainment, Inc.,
        9.125%, 2/1/08                              250,000        247,500
     Trump Atlantic, 11.25%, 5/1/06                 250,000        256,875
     Venitian Casino/LVSands,
        12.25%, 11/15/04 (144a)                     250,000        259,375
     ---------------------------------------------------------------------
     TOTAL                                                         763,750
     ---------------------------------------------------------------------

     PROFESSIONAL SERVICES (0.66%)
<F2> Decisionone Holdings,
        11.50%, 8/1/08                              400,000        239,000
     ---------------------------------------------------------------------

     TELECOMMUNICATIONS (1.15%)
<F2> Hyperion Telecommunications,
        13.00%, 4/15/03                             350,000        267,750

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
<F2> KMC Telecommunications
        Hldgs, 12.50%, 2/15/08                    $250,000        $146,875
     ---------------------------------------------------------------------
     TOTAL                                                         414,625
     =====================================================================
     TOTAL BELOW INVESTMENT-GRADE BONDS                          2,848,125
     =====================================================================
     TOTAL BONDS                                                11,190,492
     =====================================================================

     MONEY MARKET INVESTMENTS (8.28%)
     FINANCE SERVICES  (8.01%)
<F3> Associates Corporation of North
        America, 5.56%, 4/30/98                  $1,000,000       $995,521
<F3> General Electric Capital Corporation,
        6.02%, 4/1/98                               900,000        900,000
<F3> Sears Roebuck Acceptance Corp.,
        5.56%, 4/22/98                            1,000,000        996,757
     ---------------------------------------------------------------------
     TOTAL                                                       2,892,278
     =====================================================================

     FEDERAL GOVERNMENT AND AGENCIES (0.27%)
<F3> Federal National Mortgage
        Association, 5.39%, 5/26/98                 100,000         99,176
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                              2,991,454
     =====================================================================
     TOTAL INVESTMENTS (98.74%)
        (COST $30,200,296)<F4>                                  35,677,272
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (1.26%)                        455,978
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $36,133,250
     =====================================================================

     ADR - American Depositary Receipt

     IO - Interest Only Security

     PO - Principal Only Security

     <F1> Non-Income Producing

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F2> Deferred interest security that presently receives no coupon payments.
          At a predetermined date the stated coupon rate becomes effective.

     <F3> Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:


                                     Number of    Expiration    Unrealized
     Issuer                          Contracts       Date      Appreciation
     ----------------------------------------------------------------------
     S&P 500R Stock Index
         (Total market value at
            3/31/98, $832,875)           3           6/98         $9,367

     <F4> At March 31, 1998, the aggregate cost of securites for federal income tax purposes was $30,200,296 and the net unrealized appreciation of investments based on that cost was $5,476,976 which is comprised of $5,936,077 aggregate gross unrealized appreciation and $459,101 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

MASON STREET FUNDS

HIGH YIELD BOND FUND

OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

NET ASSETS: $34,172,241

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some defaults over time are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

During its first year of operation, the Mason Street High Yield Bond Fund significantly outperformed the Lehman Brothers High Yield Intermediate Market Index. This strong performance can be attributed to insightful selection of market sectors and individual securities, the selective inclusion of undervalued preferred stocks, and the relatively high proportion of positive to negative credit developments in the Fund's portfolio.

In recent months, the Fund's strategy has been guided by several major themes. A strong emphasis has been placed on sectors that are generally considered less cyclical than the overall market. Heavily cyclical issues have seemed unduly risky and overpriced at this stage in the economic cycle. In line with this approach, a strong presence has been maintained in the leisure sector, which includes entertainment, gaming and lodging investments. Gaming companies in particular have experienced strength, in large part because of industry consolidation and the entry of large investment-grade real estate investment trusts (REITs) as new investors in the sector. Increasing emphasis has been placed on the rapidly growing telecommunications industry, with holdings concentrated in alternative facilities-based telephone providers operating in territories with favorable competitive conditions. To date these investments have performed well.

The Fund has also benefited from its commitment to diversification through international investing. The Fund's international exposure has been repositioned in recent months, with a renewed emphasis on Canada and Western Europe and a reduction of exposure to Latin American and Asian markets. Overall, selective emerging market opportunities provided a net benefit to results, and the Fund remains committed to pursuing value in these markets. The current risk/reward relationships in the marketplace, however, seem to warrant a relatively conservative international posture for the immediate future.

Throughout the year the Fund has remained essentially fully invested, with cash balances maintained at no more than 5% of assets. At the end of the fiscal year, the Fund is positioned conservatively with a balanced sector mix and strong overall asset quality.

SECTOR ALLOCATION
3/31/98

Leisure                       18%
Telecommunications            17%
Broadcasting/Media            16%
Cable TV                       9%
Consumer/Healthcare            8%
Transportation                 7%
Finance                        7%
Professional Services          7%
Other                          5%
Basic Materials/Energy         4%
Cash Equivalents               2%

MARCH 31, 1998

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
HIGH YIELD INTERMEDIATE MARKET INDEX

                                                 3/31/97   9/30/97   3/31/98
----------------------------------------------------------------------------
High Yield Bond Fund Class A                       9,524    11,082    11,709
High Yield Bond Fund Class B                      10,000    11,595    12,209
High Yield Bond Fund Class B Redemption Value                         11,809
Lehman Brothers Municipal Bond Index              10,000    10,886    11,447


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)         22.95%
-------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                        14.47%
-------------------------------------------------------

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     BONDS (77.21%)
     BASIC MATERIALS (2.35%)
     PAPER (0.84%)
     Pindo Deli Fin Mauritius,
        10.75%, 10/1/07 (144a)                     $350,000       $287,000
     ---------------------------------------------------------------------

     STEEL (1.51%)
     Renco Steel Holdings, Inc.,
        10.875%, 2/1/05 (144a)                      500,000        517,500
     ---------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                        804,500
     =====================================================================

     BROADCASTING/MEDIA (5.16%)
     BROADCASTING (3.95%)
<F2> Big City Radio, Inc.,
        11.25%, 3/15/05 (144a)                      650,000        476,938
<F2> Fox Kids Worldwide, Inc.,
        10.25%, 11/1/07 (144a)                    1,050,000        672,000
     Fox Kids Worldwide, Inc.,
        9.25%, 11/1/07 (144a)                       200,000        201,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,349,938
     =====================================================================

     PRINTING AND PUBLISHING (1.21%)
<F2> Diva System Corp.,
        12.625%, 3/1/08 (144a)                      750,000        412,502
     ---------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                    1,762,440
     =====================================================================

     CABLE TELEVISION (4.57%)
<F2> Telewest PLC, 11.00%, 10/1/07                  500,000        405,000
<F2> NTL, Inc., 9.75%, 4/1/08 (144a)              1,000,000        650,000
     Rogers Communications,
        8.875%, 7/15/07                             500,000        505,000
     ---------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                      1,560,000
     =====================================================================

     CONSUMER RELATED (5.91%)
     CONSUMER STAPLES (2.43%)
     North Atlantic Trading, Inc.,
        11.00%, 6/15/04                             500,000        520,000
<F2> SF Holdings Group, Inc.,
        12.75%, 3/15/08 (144a)                      550,000        306,625
     ---------------------------------------------------------------------
     TOTAL                                                         826,625
     =====================================================================

     FOODS/FOOD SERVICES (3.48%)
     Iowa Select Farms L.P.,
        10.75%, 12/1/05 (144a)                      800,000        782,000
     Planet Hollywood, 12.00%, 4/1/05               400,000        408,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,190,000
     =====================================================================
     TOTAL CONSUMER RELATED                                      2,016,625
     =====================================================================

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY RELATED (1.48%)
     OIL AND GAS INDEPENDENT (1.48%)
     Belden & Blake Corp.,
        9.875%, 6/15/07 (144a)                     $500,000       $505,000
     ---------------------------------------------------------------------

     FINANCE (5.27%)
     FINANCE COMPANIES (3.72%)
     Arcadia Financial, Ltd.,
        11.50%, 3/15/07                           1,000,000        970,000
     BF Saul Real Estate,
        9.75%, 4/1/08 (144a)                        300,000        302,250
     ---------------------------------------------------------------------
     TOTAL                                                       1,272,250
     =====================================================================

     INSURANCE (1.55%)
     Superior Nat'l Capital Trust I,
        10.75%, 12/1/17 (144a)                      500,000        530,000
     ---------------------------------------------------------------------
     TOTAL  FINANCE                                              1,802,250
     =====================================================================

     HEALTHCARE (2.20%)
     HEALTHCARE (0.74%)
     Magellan Health Services,
        9.00%, 2/15/08 (144a)                       250,000        251,250
     ---------------------------------------------------------------------

     HOSPITAL SUPPLIES (1.46%)
     Medaphis Corp.,
        9.50%, 2/15/05 (144a)                       500,000        500,000
     ---------------------------------------------------------------------
     TOTAL  HEALTHCARE                                             751,250
     =====================================================================

     LEISURE (17.96%)
     GAMING (11.17%)
     Alliance Gaming Corp.,
         10.00%, 8/1/07 (144a)                      700,000        723,625
     Casino America, Inc.,
        12.50%, 8/1/03                              250,000        277,500
     Station Casinos, Inc.,
        9.75%, 4/15/07 (144a)                       750,000        846,563
     Trump Atlantic, 11.25%, 5/1/06                 750,000        770,625
     Trump Hotels & Casino Resorts,
        15.50%, 6/15/03                             500,000        575,000
     Venitian Casino/LV Sands,
        12.25%, 11/15/04 (144a)                     600,000        622,500
     ---------------------------------------------------------------------
     TOTAL                                                       3,815,813
     =====================================================================

     LEISURE RELATED (5.85%)
<F2> Hedstrom Holdings Inc.,
        12.00%, 6/1/09 (144a)                     1,110,000        688,200
     Premier Park, Inc., 9.25%, 4/1/06              300,000        306,750
     SFX Entertainment, Inc.,
         9.125%, 2/1/08 (144a)                      500,000        495,000

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     LEISURE RELATED (CONTINUED)
     Town Sports Intl., Inc.,
        9.75%, 10/15/04                            $500,000       $507,500
     ---------------------------------------------------------------------
     TOTAL                                                       1,997,450
     =====================================================================

     MOVIE THEATERS (0.94%)
     Hollywood Theaters, Inc.,
        10.625%, 8/1/07 (144a)                      300,000        325,500
     ---------------------------------------------------------------------
     TOTAL  LEISURE                                              6,138,763
     =====================================================================

     OTHER INDUSTRIES (3.53%)
     APPAREL, TEXTILE (0.86%)
     PT Polysindo, 13.00%, 6/15/01                  400,000        296,000
     ---------------------------------------------------------------------

     AUTO RELATED (1.17%)
     Exide Corporation,
        2.90%, 12/15/05 (144a)                      650,000        398,938
     ---------------------------------------------------------------------

     HOUSEHOLD FURNISHINGS, APPLIANCES (1.50%)
     Imperial Home,
        11.00%, 3/15/08 (144a)                      500,000        511,250
     ---------------------------------------------------------------------
     TOTAL OTHER INDUSTRIES                                      1,206,188
     =====================================================================

     SERVICES (6.95%)
     PROFESSIONAL SERVICES (6.95%)
     Apcoa Inc., 9.25%, 3/15/08 (144a)              250,000        250,625
<F2> AP Holdings Inc.,
        11.25%, 3/15/08 (144a)                      250,000        149,375
<F2> Decisionone Holdings,
        11.50%, 8/1/08                              750,000        448,125
     Decisionone Holdings,
        9.75%, 8/1/07                               250,000        241,875
     Federal Data Corp.,
        10.125%, 8/1/05                             500,000        517,500
     Kinder-Care Learning Center,
        9.50%, 2/15/09                              500,000        511,250
     Sitel Corp., 9.25%, 3/15/06 (144a)             250,000        255,625
     ---------------------------------------------------------------------
     TOTAL SERVICES                                              2,374,375
     =====================================================================

     TELECOMMUNICATIONS (14.79%)
<F2> Call-Net Enterprises, 9.27%, 8/15/07           350,000        248,500
<F2> GST USA, Inc., 13.875%, 12/15/05               400,000        334,000
<F2> Hyperion Telecommunications,
        13.00%, 4/15/03                             650,000        497,250
     Hyperion Telecommunications,
        12.25%, 9/1/04                              120,000        135,300
     ITC Deltacom Inc.,
        11.00%, 6/1/07 (144a)                       263,000        298,505

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
<F2> KMC Telecommunication Hldgs.,
        12.50%, 2/15/08                          $1,750,000     $1,028,127
<F2> Metronet Communications,
       10.75%, 11/1/07                             250,000        161,875
<F2> Nextel Communications, Inc.,
       9.75%, 10/31/07                             750,000        484,688
<F2> Nextel Communications, Inc.,
       9.75%, 2/15/08                              500,000        318,125
     Paging Network, Inc.,
       10.00%, 10/15/08                            500,000        525,000
<F2> Pinnacle Hldgs., Inc.,
       10.00%, 3/15/08                             850,000        527,000
<F2> 21st Century Telecom,
       12.25%, 2/15/08                             500,000        293,750
     Winstar Communications,
       10.00%, 3/15/08                             200,000        202,750
     ---------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                   5,054,870
     =====================================================================

     TRANSPORTATION (7.04%)
     TRUCKING AND SHIPPING (7.04%)
     Greyhound Lines, Inc.,
        11.50%, 4/15/07 (144a)                    1,000,000      1,112,500
     Navigator Gas Trans PLC,
        12.00%, 6/30/07 (144a)                      200,000        227,500
     Navigator Gas Trans PLC,
        10.50%, 6/30/07 (144a)                      500,000        527,502
     Ryder TRS Incorporated,
        10.00%, 12/01/06                            500,000        537,500
     ---------------------------------------------------------------------
     TOTAL  TRANSPORTATION                                       2,405,002
     =====================================================================
     TOTAL  BONDS                                               26,381,263
     =====================================================================

     PREFERRED STOCK (19.93%)
     BROADCASTING/MEDIA (10.90%)
     BROADCASTING (7.79%)
     Chancellor Media Corp.-
        Los Angeles (144a)                            7,941       $965,824
     Citadel Broadcasting Co. (144a)                  2,663        326,218
     Sinclair Capital (144a)                         12,500      1,368,750
     ---------------------------------------------------------------------
     TOTAL                                                       2,660,792
     =====================================================================

     PRINTING AND PUBLISHING (3.11%)
     Primedia, Inc.                                  10,000      1,065,000
     ---------------------------------------------------------------------
     TOTAL  BROADCASTING/MEDIA                                   3,725,792
     =====================================================================

     CABLE TELEVISION (4.76%)
<F3> CSC Holdings, Inc. PIK                          11,226      1,302,216
<F3> NTL, Inc. PIK (144a)                             2,740        326,060
     ---------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                      1,628,276
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     ENERGY RELATED (0.66%)
     GAS UTILITY (0.66%)
     Petroleum Heat & Power Inc. (144a)              22,500       $225,000
     ---------------------------------------------------------------------

     FINANCE (1.43%)
     BANKS (1.43%)
     California Fed Pfd. Capital                     18,000        487,125
     ---------------------------------------------------------------------

     TELECOMMUNICATIONS (2.18%)
     21st Century Telecom                             3,000        336,000
<F3> Hyperion Telecommunications PIK                  3,564        409,860
     ---------------------------------------------------------------------
     TOTAL  TELECOMMUNICATIONS                                     745,860
     =====================================================================
     TOTAL PREFERRED STOCK                                       6,812,053
     =====================================================================

     COMMON STOCK AND WARRANTS (0.31%)
     FINANCE (0.04%)
     FINANCE COMPANIES (0.04%)
     Arcadia Financial, Ltd.                          1,000        $15,000
     ---------------------------------------------------------------------

     LEISURE (0.27%)
     LEISURE RELATED (0.27%)
<F1> Hedstrom Holdings, Inc. (144a)                  67,324         92,570
     ---------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS                               107,570
     =====================================================================

     MONEY MARKET INVESTMENTS (2.05%)
     FINANCE SERVICES  (2.05%)
     General Electric Capital Corporation,
        6.02%, 4/1/98                              $400,000       $400,000
     General Electric Capital Corporation,
        5.54%, 4/8/98                               300,000        299,677
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                699,677
     =====================================================================
     TOTAL INVESTMENTS (99.50%)
        (COST $32,819,519)<F4>                                  34,000,563
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (0.50%)                        171,678
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $34,172,241
     =====================================================================

     <F1> Non-Income Producing

     <F2> Deferred interest security that presently receives no coupon payments.
          At a predetermined date the stated coupon rate becomes effective.

     <F3> PIK - Payment in Kind

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F4> At March 31, 1998, the aggregate cost of securites for federal income tax purposes was $32,819,519 and the net unrealized appreciation of investments based on that cost was $1,181,044 which is comprised of $1,912,414 aggregate gross unrealized appreciation and $731,370 aggregate gross unrealized depreciation.

     The accompanying Notes are an integral part of the Financial Statements.

MASON STREET FUNDS

MUNICIPAL BOND FUND

OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

NET ASSETS: $28,644,592

The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities, and avoidance of federal income taxes. There are five major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can generally raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC)<F1>. Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. As indicated in the accompanying chart, the quality of securities held in the Fund is quite high, with 72% of total market value invested in bonds that are either insured or have been pre-refunded.

The Fund performed well during its first year of operation, with total return a full percentage point higher than the Lehman Brothers Municipal Bond Index, with which it is compared. This strong performance resulted mainly from favorable selection of securities, combined with management of the Fund's interest rate exposure, which benefited from a drop in interest rates. Because the Fund was established at a low point in the market, most holdings have large unrealized gains. Changes in holdings have therefore been minimal, to avoid subjecting shareholders to excessive capital gains taxes. At present, municipal bonds are cheap relative to taxable bonds because of an unusually large supply of municipals due to the many new issues encouraged by the low interest rate environment. This relative cheapness of municipal bonds should be considered by investors who may be making a choice between a municipal fund and a taxable bond fund.

<F1> Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
3/31/98

Insured Bonds                 49%
Revenue Bonds                 22%
Pre-refunded Bonds            19%
General Obligation Bonds       8%
Money Market Investments       2%

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX

                                                 3/31/97   9/30/97   3/31/98
----------------------------------------------------------------------------
Municipal Bond Fund Class A                        9,524    10,263    10,641
Municipal Fund Class B                            10,000    10,735    11,093
Municipal Fund Class B Redemption Value                               10,693
Lehman Brothers Municipal Bond Index              10,000    10,656    11,071


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)         11.73%
-------------------------------------------------------
Lehman Brothers Municipal Bond Index             10.71%
-------------------------------------------------------

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. Recently the index included 40,924 issues totaling $600 billion par amount. The index represents approximately 30% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

MARCH 31, 1998

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     MUNICIPAL BONDS (96.51%)
     CALIFORNIA (3.60%)
     California Housing
        Financing Agency, 5.75%,
        2/1/29  RB, MBIA, AMT                    $1,000,000     $1,035,300
     ---------------------------------------------------------------------

     COLORADO (3.97%)
     Douglas County, Colorado
        School District RE.1, 6.5%,
        12/15/16 GO, PR, MBIA                     1,000,000      1,138,490
     ---------------------------------------------------------------------

     DISTRICT OF COLUMBIA (3.62%)
     District of Columbia, 5.1%,
        6/1/03 GO, AMBAC                          1,000,000      1,035,710
     ---------------------------------------------------------------------

     FLORIDA (3.49%)
     Dade County, Florida,
        Water & Sewer, 5.25%,
        10/1/26 RB, FGIC                          1,000,000      1,003,430
     ---------------------------------------------------------------------

     ILLINOIS (15.20%)
     Chicago, Illinois Board of
        Education, 6.75%, 12/1/09
        GO, AMBAC                                 1,000,000      1,183,900
     Chicago, Illinois O'Hare
        International Airport, 5.7%,
        1/1/08 RB, MBIA, AMT                      1,000,000      1,059,500
     Illinois State Toll Highway
        Authority, 6.0%, 1/1/09
        RB, FGIC                                  1,000,000      1,114,460
     Metropolitan Fair & Exposition
        Authority, 5.0%, 6/1/15 RB, BIGI
        Insurance purchased by MBIA               1,000,000        982,970
     ---------------------------------------------------------------------
     TOTAL                                                       4,340,830
     =====================================================================

     KENTUCKY (3.93%)
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                             1,000,000      1,128,150
     ---------------------------------------------------------------------

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------

     MICHIGAN (7.66%)
     Nice Community School District,
        Michigan, Marquette & Baraga
        Counties, 5.25%, 5/1/16
        GO, MBIA                                 $1,000,000     $1,006,500
     Pinckney Michigan Community
        Schools, 7.25%, 5/1/06
        GO, FGIC                                  1,000,000      1,186,810
     ---------------------------------------------------------------------
     TOTAL                                                       2,193,310
     =====================================================================

     MASSACHUSETTS (3.84%)
     Massachusetts State Port
        Authority, 5.75%, 7/1/12 RB               1,000,000      1,099,330
     ---------------------------------------------------------------------

     MINNESOTA (3.01%)
     Northern Municipal Power Agency,
        Electric Systems, 7.25%,
        1/1/16 RB                                   825,000        861,317
     ---------------------------------------------------------------------

     NEBRASKA (3.67%)
     Nebraska Investment Finance
        Authority, Single Family Housing,
        6.25%, 3/1/21 RB, AMT, GNMA,
        FNMA, FHLMC                                 990,000      1,050,954
     ---------------------------------------------------------------------

     NEVADA (3.88%)
     Clark County, Nevada, Sanitation
        District, 6.8%, 7/1/12 RB, PR             1,000,000      1,111,050

MASON STREET FUNDS

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     NEW YORK (25.69%)
     Metropolitan Transportation
        Authority, 5.625%,
        7/1/25  RB, MBIA                         $1,000,000     $1,045,310
     New York City Municipal Water
        Finance Authority, 5.75%,
        6/15/29 RB                                1,000,000      1,049,510
     New York State Local Government
        Assistance Corporation,
        7.0%, 4/1/16 RB, PR                       1,000,000      1,101,630
     New York St. Dormitory Authority,
        5.125%, 2/15/08 RB                        1,000,000      1,023,680
     New York St. Medical Care
        Facility Financing Agency,
        5.375%, 2/15/25 RB, FHA                   1,000,000      1,007,910
     Port Authority of New York and
        New Jersey, 5.75%, 12/1/25
        RB, AMT, MBIA                             1,000,000      1,046,710
     The City of New York,
        6.0%, 4/15/09 GO                          1,000,000      1,085,990
     ---------------------------------------------------------------------
     TOTAL                                                       7,360,740
     =====================================================================

     TEXAS (7.24%)
     Brazos, Texas, Higher Education
        Authority, 5.5%, 6/1/02
        RB, AMT, GTD STD LNS                        965,000      1,002,345
     Hays, Texas, Consolidated
        Independent School District,
        5.875%, 8/15/22 GO PSF                    1,000,000      1,071,750
     ---------------------------------------------------------------------
     TOTAL                                                       2,074,095
     =====================================================================

     WASHINGTON (7.71%)
     Washington State Public Power
        Supply System, 6.5%, 7/1/15
        RB, PR                                    2,000,000      2,209,460
     ---------------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                      27,642,166
     =====================================================================

     MONEY MARKET INVESTMENTS (2.09%)
     Greensboro, NC,
        3.7%, 4/1/14 CP                            $600,000       $600,000
     ---------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS                                600,000
     =====================================================================
     TOTAL INVESTMENTS (98.60%)
        (COST $26,803,665)<F1>                                  28,242,166
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (1.40%)                        402,426
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $28,644,592
     =====================================================================

     <F1> At March 31,1998, the aggregate cost of securities for federal income tax purposes was $26,803,665 and the net unrealized appreciation of investments based on that cost was $1,438,501 which is comprised of $1,439,789 aggregate gross unrealized appreciation and $1,288 aggregate gross unrealized depreciation.

     ---------------------------------------------------------------------

     CP = Commercial Paper
     RB = Revenue Bond
     GO = General Obligation
     PR = Pre-refunded security will be called on the first call date
          (with certainty)
     AMT = Subject to the Alternative Minimum Tax

     Scheduled principal and interest payments are guaranteed by:
     MBIA (Municipal Bond Insurance Organization)
     AMBAC (AMBAC Indemnity Corporation)
     FGIC (Financial Guaranty Insurance Company)
     BIGI (Bond Investors Guarantee Insurance)
     GNMA (Government National Mortgage Association)
     FNMA (Federal National Mortgage Association)
     FHLMC (Federal Home Loan Mortgage Corporation)
     FHA (Federal Housing Authority)
     GTD STD LNS (Guaranteed Student Loans)
     PSF (Permanent School Fund, State of Texas)

     The accompanying Notes are an integral part of the Finanacial Statements.

MARCH 31, 1998

SELECT BOND FUND

OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

PORTFOLIO: Diversified investment-grade corporate, Treasury and government agency bonds, with maturities generally exceeding one year.

STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

NET ASSETS:  $29,260,753

The Select Bond Fund performed well for the year just ended, outperforming the index with which it is compared. This strong performance resulted from several factors. An aggressive interest rate posture early in the year generated good results when interest rates subsequently declined. However, a defensive interest rate posture for the last six months has detracted from performance somewhat as interest rates declined further. Bond selection has contributed to performance, as corporate bonds, especially those of banks and financial service companies, have responded well to continued economic strength. Holdings in commercial mortgage-backed securities, which are essentially a higher-yield substitute for high-quality corporate bonds, boosted overall returns during the latter months of the year. The Fund's present posture is defensive, with an underweighting in corporate bonds balanced by an overweighted position in mortgage-backed and asset-backed securities, which perform well when interest rates rise.

PERCENTAGE HOLDINGS
3/31/98

Mortgage-Backed and Asset-Backed Securities     43%
Government and Government Agencies              28%
Corporate Bonds                                 19%
Money Market Investments                         8%
Other Assets                                     2%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

PERFORMANCE RELATIVE TO
MERRILL LYNCH DOMESTIC MASTER INDEX

                                                 3/31/97   9/30/97   3/31/98
----------------------------------------------------------------------------
Select Bond Fund Class A                           9,524    10,358    10,677
Select Bond Fund Class B                          10,000    10,838    11,134
Select Bond Fund Class B Redemption Value                             10,734
Merrill Lynch Domestic Master Index               10,000    10,712    11,205


TOTAL RETURN
For the 12 months ended March 31, 1998
-------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)         12.11%
-------------------------------------------------------
Merrill Lynch Domestic Master Index              12.05%
-------------------------------------------------------

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 4% contingent deferred sales charge for Class B.

MASON STREET FUNDS

     SCHEDULE OF INVESTMENTS
                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     BONDS (90.09%)
     CORPORATE BONDS (19.14%)
     BANK HOLDING COMPANIES (4.36%)
     First Union Institutional Capital II,
        7.85%, 1/1/27                              $250,000       $259,008
     NationsBank Lease Pass Thru Trust -
        Class 1, 7.442%, 1/10/11 (144a)             500,000        520,770
     Societe Generale Real Estate Co.,
        7.64%, 12/29/49                             500,000        495,686
     ---------------------------------------------------------------------
     TOTAL                                                       1,275,464
     =====================================================================

     COMMUNICATIONS (3.64%)
<F1> Panamsat, 11.375%, 8/1/03                      500,000        511,250
<F2> WorldCom, Inc, 7.75%, 4/1/27                   500,000        554,791
     ---------------------------------------------------------------------
     TOTAL                                                       1,066,041
     =====================================================================

     FOREIGN BANKS - BRANCHES & AGENCIES (1.70%)
     Fuji JGB Investments LLC,
        9.87%, 12/31/49                             500,000        496,875
     ---------------------------------------------------------------------

     LIFE INSURANCE (2.49%)
     Travelers Group Inc.,
        6.875%, 2/15/28                             750,000        728,731
     ---------------------------------------------------------------------

     MEDIA/CABLE (1.79%)
<F2> Time Warner Entertainment,
        7.25%, 9/1/08                               500,000        522,986
     ---------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTION (0.92%)
     Industrial Credit & Investment Corp.,
        7.55%, 8/15/07                              300,000        270,000
     ---------------------------------------------------------------------

     RETAILERS (1.65%)
     LB Mortgage Trust - Class A3,
        8.396%, 1/20/17                             418,394        482,877
     ---------------------------------------------------------------------

     TEXTILES (1.75%)
     Polysindo International Finance,
        11.375%, 6/15/06                            800,000        512,000
     ---------------------------------------------------------------------

     TRANSPORTATION - RAIL-ROAD (0.84%)
     Union Pacific Corporation,
        6.625%, 2/1/08                              250,000        246,877
     ---------------------------------------------------------------------
     TOTAL CORPORATE BONDS                                       5,601,851
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     GOVERNMENT BONDS
     (DOMESTIC AND FOREIGN)
     AND AGENCY BONDS (27.73%)
<F2> Federal National Mortgage
        Association, 12%, 12/1/12                   $91,357       $104,633
     Federal National Mortgage
        Association, 12%, 12/1/17                   132,236        153,022
     Federal National Mortgage
        Association, 12%, 2/1/18                    170,449        197,268
     Federal National Mortgage
        Association, 12%, 10/1/17                   242,086        279,988
<F2> Federal National Mortgage
        Association, 12%, 9/1/12                    520,960        595,685
     Federal National Mortgage
        Association, 12%, 9/1/17                    167,605        193,741
     Federal National Mortgage
        Association, 12.25%, 1/1/18                  77,821         91,489
     Federal National Mortgage
        Association, 12.50%, 4/1/18                 127,000        149,265
     Federal National Mortgage
        Association, 11%, 12/1/17                   153,145        173,484
     Federal National Mortgage
        Association, 11%, 12/1/12                    58,965         65,598
<F2> Federal National Mortgage
        Association, 11%, 9/1/17                    480,867        543,530
     Federal National Mortgage
        Association, 11%, 2/1/18                    177,248        199,016
     Federal National Mortgage
        Association, 13%, 12/1/17                   100,711        118,587
     Federal National Mortgage
        Association, 13%, 2/1/18                    220,828        260,094
     Federal National Mortgage
       Association, 11.50%, 4/1/18                  266,000        303,323
     Federal National Mortgage
        Association, 13%, 11/1/12                    91,033        106,694
<F2> Federal National Mortgage
        Association, 13%, 11/1/07                   329,947        390,884
     Federal National Mortgage
        Association, 14%, 12/1/17                    67,588         81,528
<F2> Federal National Mortgage
        Association, 6.22%, 2/1/06                  489,976        489,976
     Federal National Mortgage
        Association, 6.96%, 10/1/07                 298,951        310,274
<F2> Federal National Mortgage
        Association, 7.36%, 4/1/11                  491,625        526,732
     Federal National Mortgage
        Association, 10%, 10/1/17                    62,426         68,522
<F3> Hellenic Republic, 8.6%, 3/26/08            60,000,000        195,703

MARCH 31, 1998

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
<F3> Hellenic Republic, 8.8%, 6/19/07          $300,000,000       $978,514
<F4> Poland, 14%, 2/12/00                         1,500,000        384,889
<F4> Poland, 12%, 2/12/03                         3,000,000        682,896
<F4> Poland, 12%, 10/12/01                        2,000,000        467,427
     ---------------------------------------------------------------------
     TOTAL GOVERNMENT AND AGENCY BONDS                           8,112,762
     =====================================================================-

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (43.22%)
     COMMERCIAL MORTGAGES (34.08%)
     Asset Securitization Corporation -
        Class CS1, 1.257%, 11/13/26 IO            17,839,819       728,400
<F2> Chase Commercial Mortgage
        Securities Corporation -
        Class A2, 6.60%, 12/12/29                   500,000        501,940
<F2> Chase Commercial Mortgage
        Securities Corp. - Class B,
        6.60%, 12/12/29                             500,000        501,570
     Credit Suisse First Boston Mortgage
        Securities Corp. - Class B, 9.591%,
        4/25/25 (144a)                              457,000        536,111
     Credit Suisse First Boston Mortgage
        Securities Corp. - Class A2,
        7.26%, 6/20/29 (144a)                       246,959        257,379
<F2> Credit Suisse First Boston Mortgage
        Securities Corp. - Class B,
        7.28%, 6/20/29 (144a)                       250,000        259,870
<F2> Credit Suisse First Boston Mortgage
        Securities Corp. - Class D,
        7.46%, 6/20/29 (144a)                       500,000        514,315
     Commerical Mortgage Acceptance
        Corporation - Class B,
        6.647%, 12/15/30                            500,000        504,505
     DLJ Mortgage Acceptance Corp. -
        Class A1B, 7.29%, 11/12/21 (144a)           250,000        262,783
     DLJ Mortgage Acceptance Corp. -
        Class S, .3571%, 10/15/17 IO (144a)      29,887,252        800,885
     DLJ Mortgage Acceptance Corp. -
        Class S, .718%, 2/15/31 IO (144a)        10,000,000        454,688
     First Union-Lehman Brothers
        Commercial Mortgage Trust -
        Class C, 7.02%, 11/18/29                    500,000        497,570
     First Union-Lehman Brothers
        Commercial Mortgage Trust -
        Class, 1.307%, 4/18/27 IO                13,898,208      1,048,898
     Merrill Lynch Mortgage
        Investors, Inc. - Class E,
        7.12%, 6/18/29                              500,000        492,005
     Merrill Lynch Mortgage
        Investors, Inc. - Class E,
        8.097%, 6/25/22 (144a)                      500,000        521,005
     Midland Realty Acceptance Corp. -
        Class AEC, 1.389%, 1/25/29
        (144a) IO                                 9,745,466        737,050

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     Nomura Asset Securities Corp.,
        6.769%, 3/15/30                            $200,000       $203,500
     Nomura Asset Securities Corp.,
        7.349%, 3/15/30                             600,000        603,750
     Red Mountain Funding LLC -
        Class E, 7.365%, 1/15/19 (144a)             176,000        173,437
     Red Mountain Funding LLC -
        Class F, 7.471%, 1/15/19 (144a)             400,000        370,088
     ---------------------------------------------------------------------
     TOTAL                                                       9,969,749
     =====================================================================

     CREDIT CARD ASSET-BACKED (0.85%)
     Iroquois Trust - Class A,
        6.752%, 6/25/07 (144a)                      250,000        249,610
     ---------------------------------------------------------------------

     MANUFACTURED HOUSING (2.30%)
     Mid-State Trust VI - Class A3,
        7.54%, 7/1/35                               661,860        672,417
     ---------------------------------------------------------------------

     OTHER ASSET-BACKED (4.85%)
     Greentree Recreation & Consumer
        Trust - Class A1, 6.49%, 2/15/18            215,899        216,577
     FMAC Loan Receivables Trust 98-A,
        6.2%, 9/15/20                               300,000        299,484
     Heilig Meyers Master Trust,
        6.125%, 1/20/07                             500,000        496,797
     Newcourt Equipment - Class B,
        6.764%, 9/20/04 (144a)                      405,062        407,180
     ---------------------------------------------------------------------
     TOTAL                                                       1,420,038
     =====================================================================

     RESIDENTIAL MORTGAGES (1.14%)
     BCF L.L.C. Mortgage Pass Thru
        Certificate - Class B3, 7.75%,
        3/25/37 (144a)                              331,241        334,093
     ---------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED AND ASSET-BACKED SECURITIES          12,645,907
     =====================================================================
     TOTAL BONDS                                                26,360,520
     =====================================================================

                                                 Shares/Par   Market Value
     ---------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (7.51%)
     FEDERAL GOVERNMENT AND AGENCIES (0.68%)
<F2> Federal National Mortgage
        Association, 5.39%, 5/26/98                $200,000       $198,353

     FINANCE SERVICES (6.83%)
<F2> Ford Motor Credit Corp.,
        5.53%, 4/15/98                            1,000,000        997,849
<F2> General Electric Capital Corporation,
        6.019%, 4/1/98                            1,000,000      1,000,000
     ---------------------------------------------------------------------
     TOTAL                                                       1,997,849
     =====================================================================
     TOTAL MONEY MARKET INVESTMENTS                              2,196,202
     =====================================================================
     TOTAL INVESTMENTS (97.60%)
        (COST $28,838,531)<F5>                                  28,556,722
     =====================================================================
     OTHER ASSETS, LESS LIABILITIES (2.40%)                        704,031
     ---------------------------------------------------------------------
     TOTAL NET ASSETS (100.00%)                                $29,260,753
     =====================================================================

     IO - Interest Only Security

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     <F1> Deferred interest security that presently receives no coupon payments.
          At a predetermined date the stated coupon rate becomes effective.

     <F2> Partially held by the custodian in a segregated account as collateral for open futures and forward positions. Information regarding open futures contracts as of March 31, 1998 is summarized below:

                                      Number of   Expiration    Unrealized
     Issuers                          Contracts      Date      Appreciation
     ----------------------------------------------------------------------
     U.S. Treasury Bond Futures
          (Total market value at
             3/31/98, $4,810,000)        40          6/98        $30,625

     U.S. Treasury Note Futures
          (Total market value at
             3/31/98, $337,125)           3          6/98          $188

    Foreign forward currency contracts outstanding at March 31, 1998:

                              Principal
                                Amount                        Unrealized
                              Covered by       Expiration    Appreciation/
    Type      Currency         Contract          Month      (Depreciation)
    ----------------------------------------------------------------------
    Sell        DEM             924,000            6/98           $6,955
    Sell        DEM             194,000            6/98            2,156
    Sell        PLZ           1,286,670            6/98        (105,243)
                                                               ---------
                                                               ($96,132)

     DEM - German Deutschemark
     PLZ - Polish Zlotty

    <F3> Foreign security denominated in Greek Drachma.

    <F4> Foreign security denominated in Polish Zlotty.

    <F5> At March 31, 1998, the aggregate cost of securites for federal income tax purposes was $28,838,531 and the net unrealized depreciation of investments based on that cost was $281,809 which is comprised of $174,823 aggregate gross unrealized appreciation and $456,632 aggregate gross unrealized depreciation.

    The accompanying Notes are an integral part of the Financial Statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $29,614,223)                           $41,734,833
Money Market Investments (cost $798,923)                       798,923
-----------------------------------------------------------------------
                                                            42,533,756
=======================================================================
Cash                                                            90,479
Due from Sale of Securities                                    959,596
Due from Sale of Fund Shares                                    48,615
Unamortized Organizational Costs                                16,530
Dividends and Interest Receivable                                3,355
-----------------------------------------------------------------------
  TOTAL ASSETS                                              43,652,331
=======================================================================
LIABILITIES
Due on Purchase of Securities                                   70,412
Other Accrued Liabilities                                       33,151
Due to Investment Advisor                                       25,836
Accrued Shareholder Servicing Fees                               5,581
Accrued Administrative Fees                                      3,444
Due on Redemption of Fund Shares                                 3,582
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                            142,006
=======================================================================
NET ASSETS                                                 $43,510,325
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,000,807 shares outstanding)                      $31,348,532
Undistributed Accumulated Net
 Realized Gain on Investments                                   41,183
Net Unrealized Appreciation of
 Investment Securities                                      12,120,610
-----------------------------------------------------------------------
NET ASSETS FOR 3,000,807
 SHARES OUTSTANDING                                        $43,510,325
=======================================================================
Per Share of Class A (Based on
 2,871,235 Shares Issued and Outstanding):
  OFFERING PRICE                                                $15.22
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $14.50
=======================================================================
Per Share of Class B (Based on 129,572
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $14.43
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $548)                 $34,737
 Interest                                                       84,013
-----------------------------------------------------------------------
  TOTAL INCOME                                                 118,750
=======================================================================
Expenses
 Management Fees                                               257,514
 Shareholder Servicing Fees                                     85,838
 Transfer Agent Fees                                            57,800
 Registration Fees                                              40,262
 Other Expenses                                                 44,549
 Distribution Fees:
   Class A                                                      33,634
   Class B                                                       5,260
 Administrative Fees                                            34,335
 Custody Fees                                                   16,727
-----------------------------------------------------------------------
   TOTAL EXPENSES                                              575,919
=======================================================================
   Less:
     Custodian Fees Paid Indirectly                            (4,887)
     Expenses Reimbursed by Affiliates                       (120,116)
-----------------------------------------------------------------------
   TOTAL NET EXPENSES                                          450,916
=======================================================================
 NET INVESTMENT LOSS                                         (332,166)
=======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments                             1,864,006
Net Change in Unrealized Appreciation
 of Investments for the Period                              12,120,610
-----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                     13,984,616
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                 $13,652,450
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
AGGRESSIVE GROWTH STOCK FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
-----------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Loss                                            $(332,166)
  Net Realized Gain on Investments                                1,864,006
  Net Change in Unrealized Appreciation
    of Investments for the Period                                12,120,610
-----------------------------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Operations                                  13,652,450
=============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
    from Net Realized Gain on Investments                        (1,513,217)
  Distributions to Class B Shareholders
    from Net Realized Gain on Investments                           (45,705)
-----------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
      from Distributions to Shareholders                         (1,558,922)
=============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,757,475 Shares                         28,325,850
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (121,508 shares)           1,511,566
  Payments for 8,348 Shares Redeemed                               (110,997)
-----------------------------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Class A
      Fund Share Transactions (2,870,635 shares)                 29,726,419
=============================================================================
 Class B
  Proceeds from Sale of 126,434 Shares                            1,647,644
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (3,678 shares)                45,607
  Payments for 1,140 Shares Redeemed                                (14,873)
-----------------------------------------------------------------------------
    Net Increase in Net Assets
      Resulting from Class B
      Fund Share Transactions (128,972 shares)                    1,678,378
=============================================================================
 TOTAL INCREASE IN NET ASSETS                                    43,498,325

NET ASSETS
 Beginning of Period                                                 12,000
=============================================================================
 END OF PERIOD                                                  $43,510,325
=============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
                                                    CLASS A          CLASS B
                                                 --------------  --------------
                                                 For the Twelve  For the Twelve
                                                  Months Ended    Months Ended
(For a share outstanding throughout the period)  March 31, 1998  March 31, 1998
-------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                  $10.00         $10.00
  Income from Investment Operations:
    Net Investment Loss<F1>                            (0.12)         (0.21)
    Net Realized and Unrealized
      Gains on Investments                               5.18           5.18
-------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                    5.06           4.97
===============================================================================
  Less Distributions:
    Distributions from Net Investment Income             0.00           0.00
    Distributions from Realized
      Gains on Investments                             (0.56)         (0.54)
-------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                               (0.56)         (0.54)
===============================================================================
 NET ASSET VALUE, END OF PERIOD                        $14.50         $14.43
===============================================================================
 TOTAL RETURN<F2>                                      51.57%         50.59%
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                        $41,640,193     $1,870,132
===============================================================================
 RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                                   1.30%          1.95%
===============================================================================
 RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS                                   1.64%          2.29%
===============================================================================
 RATIO OF NET INVESTMENT LOSS TO
   AVERAGE NET ASSETS                                 (0.96)%        (1.61)%
===============================================================================
 PORTFOLIO TURNOVER RATE                               64.91%         64.91%
===============================================================================
 AVERAGE COMMISSION RATE                              $0.0548        $0.0548
===============================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
INTERNATIONAL EQUITY FUND
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $25,689,376)                           $27,111,225
Money Market Investments (cost $3,492,475)                   3,492,475
-----------------------------------------------------------------------
                                                            30,603,700
=======================================================================
Cash                                                            65,840
Due from Sale of Fund Shares                                   179,924
Dividends Receivable                                           120,489
Unamortized Organizational Costs                                16,519
Other Receivables                                                1,529
-----------------------------------------------------------------------
  TOTAL ASSETS                                              30,988,001
=======================================================================
LIABILITIES
Due on Purchase of Securities                                   11,553
Other Accrued Liabilities                                       28,456
Due to Investment Advisor                                       20,834
Accrued Administrative Fees                                     13,742
Due on Redemption of Fund Shares                                10,677
Accrued Shareholder Servicing Fees                               3,937
Accrued Distribution Expense                                     2,045
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                             91,244
=======================================================================
NET ASSETS                                                 $30,896,757
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,920,454 shares outstanding)                      $29,184,788
Undistributed Net Investment Income                            115,120
Undistributed Accumulated Net
 Realized Gain on Investments                                  175,688
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                       1,421,849
 Foreign Currency Transactions                                   (688)
-----------------------------------------------------------------------
NET ASSETS FOR 2,920,454
 SHARES OUTSTANDING                                        $30,896,757
=======================================================================
Per Share of Class A (Based on
 2,783,288 Shares Issued and Outstanding):
  OFFERING PRICE                                                $11.11
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $10.58
=======================================================================
Per Share of Class B (Based on 137,166
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $10.53
=======================================================================

STATEMENT OF OPERATIONS

For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $78,856)             $667,687
 Interest                                                      421,775
-----------------------------------------------------------------------
  TOTAL INCOME                                               1,089,462
=======================================================================
Expenses
 Management Fees                                               231,461
 Custody Fees                                                   88,942
 Shareholder Servicing Fees                                     68,077
 Transfer Agent Fees                                            53,278
 Other Expenses                                                 46,210
 Registration Fees                                              39,573
 Distribution Fees:
  Class A                                                       26,652
  Class B                                                        4,343
 Administrative Fees                                            27,231
-----------------------------------------------------------------------
  TOTAL EXPENSES                                               585,767
=======================================================================
  Less:
    Expenses Reimbursed by Affiliates                        (132,677)
-----------------------------------------------------------------------
 TOTAL NET EXPENSES                                            453,090
=======================================================================
 NET INVESTMENT INCOME                                         636,372
=======================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain on:
 Investment Securities                                         175,688
 Foreign Currency Transactions                                   5,723
-----------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                             181,411
=======================================================================
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                      1,421,849
  Foreign Currency Transactions                                  (688)
-----------------------------------------------------------------------
    NET CHANGE IN UNREALIZED APPRECIATION
     FOR THE PERIOD                                          1,421,161
=======================================================================
NET GAIN ON INVESTMENTS                                      1,602,572
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $2,238,944
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                          $636,372
  Net Realized Gain on Investments                                181,411
  Net Unrealized Appreciation of Investments
    and Foreign Currency Transactions for the Period            1,421,161
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations        2,238,944
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
    from Net Investment Income                                  (575,912)
  Distributions to Class B Shareholders
    from Net Investment Income                                   (18,152)
-------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
      from Distributions to Shareholders                        (594,064)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,746,325 Shares                       27,522,507
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (59,873 shares)            575,381
  Payments for 23,510 Shares Redeemed                           (244,631)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
      from Class A Fund Share Transactions (2,782,688 shares)  27,853,257
==============================================================================
 Class B
  Proceeds from Sale of 141,383 Shares                          1,436,283
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid (1,897 shares)              18,150
  Payments for 6,714 Shares Redeemed                             (67,813)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
      from Class B Fund Share Transactions (136,566 shares)     1,386,620
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                  30,884,757

NET ASSETS
 Beginning of Period                                               12,000
==============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED
    NET INVESTMENT INCOME OF $115,120)                        $30,896,757
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND
                                                   CLASS A         CLASS B
                                               --------------- ---------------
                                                For the Twelve  For the Twelve
                                                 Months Ended    Months Ended
(For a share outstanding                        March 31, 1998  March 31, 1998
   throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         0.24             0.10
    Net Realized and Unrealized
     Gains on Investments                             0.56             0.63
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 0.80             0.73
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.22)           (0.20)
    Distributions from Realized
     Gains on Investments                             0.00             0.00
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (0.22)           (0.20)
================================================================================
 NET ASSET VALUE, END OF PERIOD                     $10.58           $10.53
================================================================================
 TOTAL RETURN<F2>                                    8.19%            7.49%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $29,451,833       $1,444,924
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.65%            2.30%
================================================================================
 RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS                                2.13%            2.78%
================================================================================
 RATIO OF NET INVESTMENT
   INCOME TO AVERAGE NET ASSETS                      2.34%            1.69%
================================================================================
 PORTFOLIO TURNOVER RATE                            10.07%           10.07%
================================================================================
 AVERAGE COMMISSION RATE                           $0.0016          $0.0016
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $24,649,137)                           $34,240,761
Money Market Investments (cost $4,692,797)                   4,692,797
-----------------------------------------------------------------------
                                                            38,933,558
=======================================================================
Cash                                                            63,642
Due from Sale of Fund Shares                                    32,860
Due from Sale of Securities                                     25,677
Dividends and Interest Receivable                               21,306
Futures Variation Margin                                        16,800
Unamortized Organizational Costs                                16,530
-----------------------------------------------------------------------
  TOTAL ASSETS                                              39,110,373
=======================================================================
LIABILITIES
Due to Investment Advisor                                       23,437
Other Accrued Liabilities                                       17,985
Due on Purchase of Securities                                   16,959
Accrued Registration Fees                                        8,249
Accrued Shareholder Servicing Fees                               5,062
Accrued Administrative Fees                                      3,122
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                             74,814
=======================================================================
NET ASSETS                                                 $39,035,559
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,769,595 shares outstanding)                      $28,203,930
Undistributed Net Investment Income                             23,034
Undistributed Accumulated Net
 Realized Gain on Investments                                1,168,002
Net Unrealized Appreciation of:
 Investment Securities                                       9,591,624
 Index Futures Contracts                                        48,969
-----------------------------------------------------------------------
NET ASSETS FOR 2,769,595
 SHARES OUTSTANDING                                        $39,035,559
=======================================================================
Per Share of Class A (Based on
 2,711,768 Shares Issued and Outstanding):
  OFFERING PRICE                                                $14.80
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                          $14.10
=======================================================================
Per Share of Class B (Based on 57,827
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                $14.03
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $3,002)              $318,476
 Interest                                                      187,641
-----------------------------------------------------------------------
  TOTAL INCOME                                                 506,117
=======================================================================
Expenses
 Management Fees                                               238,548
 Shareholder Servicing Fees                                     79,516
 Transfer Agent Fees                                            46,785
 Registration Fees                                              39,400
 Distribution Fees:
  Class A                                                       31,529
  Class B                                                        2,083
 Administrative Fees                                            31,806
 Other Expenses                                                 21,736
 Shareholder Reporting Expenses                                 13,708
 Custody Fees                                                   13,083
 Directors Fees                                                  4,933
 Professional Fees                                               3,188
-----------------------------------------------------------------------
  TOTAL EXPENSES                                               526,315
=======================================================================
  Less:
    Custodian Fees Paid Indirectly                             (4,740)
    Expenses Reimbursed by Affiliates                        (106,287)
-----------------------------------------------------------------------
  TOTAL NET EXPENSES                                           415,288
=======================================================================
 NET INVESTMENT INCOME                                          90,829
=======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                                       1,535,122
 Futures Contracts                                             430,937
-----------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                           1,966,059
=======================================================================
Net Change in Unrealized Appreciation of:
 Investment Securities                                       9,591,624
 Index Futures Contracts                                        48,969
-----------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                            9,640,593
=======================================================================
NET GAIN ON INVESTMENTS                                     11,606,652
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                 $11,697,481
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
GROWTH STOCK FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                             $90,829
  Net Realized Gain on Investments                                1,966,059
  Net Change in Unrealized Appreciation of
   Investments for the Period                                     9,640,593
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations         11,697,481
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                                     (134,147)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments                          (787,500)
  Distributions to Class B Shareholders
   from Net Investment Income                                       (1,034)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments                           (10,555)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders                           (933,236)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,643,059 Shares                         26,708,776
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (75,479 shares)                           921,596
  Payments for 7,370 Shares Redeemed                               (90,416)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
    from Class A Fund Share Transactions (2,711,168 shares)      27,539,956
==============================================================================
 Class B
  Proceeds from Sale of 56,279 Shares                               707,826
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (951 shares)                                11,573
  Payments for 3 Shares Redeemed                                       (41)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions (57,227 shares)           719,358
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    39,023,559

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD
  (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $23,034)     $39,035,559
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
                                                   CLASS A         CLASS B
                                                --------------  --------------
                                                For the Twelve  For the Twelve
(For a share outstanding                         Months Ended    Months Ended
   throughout the period)                       March 31, 1998  March 31, 1998
------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income (Loss)<F1>                  0.04           (0.05)
    Net Realized and Unrealized Gains
     on Investments                                   4.41             4.41
------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 4.45             4.36
==============================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.05)           (0.03)
    Distributions from Realized Gains
     on Investments                                 (0.30)           (0.30)
------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (0.35)           (0.33)
==============================================================================
 NET ASSET VALUE, END OF PERIOD                     $14.10           $14.03
==============================================================================
 TOTAL RETURN<F2>                                   45.08%           44.12%
==============================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $38,224,386         $811,173
==============================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.30%            1.95%
==============================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS       1.63%            2.28%
==============================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                              0.29%          (0.36)%
==============================================================================
 PORTFOLIO TURNOVER RATE                            37.52%           37.52%
==============================================================================
 AVERAGE COMMISSION RATE                           $0.0510          $0.0510
==============================================================================

<F1>Calculated based on average shares outstanding.
<F2>Total return includes deductions for management and other Fund expenses;
    excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
GROWTH AND INCOME STOCK FUND
March 31, 1998
-----------------------------------------------------------------------
ASSETS
 Common Stocks (cost $33,869,062)                           $38,435,411
-----------------------------------------------------------------------
Due from Sale of Securities                                   2,173,083
Due from Sale of Fund Shares                                     71,479
Dividends and Interest Receivable                                41,193
Unamortized Organizational Costs                                 16,530
-----------------------------------------------------------------------
  TOTAL ASSETS                                               40,737,696
=======================================================================
LIABILITIES
Due on Purchase of Securities                                 1,340,507
Due to Investment Advisor                                        27,876
Other Accrued Liabilities                                        22,782
Accrued Registration Fees                                         8,662
Accrued Shareholder Servicing Fees                                5,096
Accrued Administrative Fees                                       3,155
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                           1,408,078
=======================================================================
NET ASSETS                                                  $39,329,618
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,161,911 shares outstanding)                       $32,330,139
Undistributed Net Investment Income                              28,998
Undistributed Accumulated Net
 Realized Gain on Investments                                 2,404,132
Net Unrealized Appreciation of
 Investment Securities                                        4,566,349
-----------------------------------------------------------------------
NET ASSETS FOR 3,161,911
 SHARES OUTSTANDING                                         $39,329,618
=======================================================================
Per Share of Class A (Based on
 3,038,315 Shares Issued and Outstanding):
  OFFERING PRICE                                                 $13.06
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                           $12.44
=======================================================================
Per Share of Class B (Based on 123,596
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                 $12.37
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $2,060)               $462,835
 Interest                                                        41,179
-----------------------------------------------------------------------
  TOTAL INCOME                                                  504,014
=======================================================================
Expenses
 Management Fees                                                208,331
 Shareholder Servicing Fees                                      80,127
 Transfer Agent Fees                                             48,311
 Other Expenses                                                  44,834
 Registration Fees                                               39,813
 Distribution Fees:
  Class A                                                        31,548
  Class B                                                         3,769
 Administrative Fees                                             32,051
 Custody Fees                                                    21,589
-----------------------------------------------------------------------
  TOTAL EXPENSES                                                510,373
=======================================================================
  Less:
    Custodian Fees Paid Indirectly                              (3,758)
    Expenses Reimbursed by Affiliates                         (118,738)
-----------------------------------------------------------------------
  TOTAL NET EXPENSES                                            387,877
=======================================================================
 NET INVESTMENT INCOME                                          116,137
=======================================================================
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net Realized Gain on Investments                              6,264,818
Net Change in Unrealized Appreciation
 of Investments for the Period                                4,566,349
-----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                      10,831,167
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $10,947,304
=======================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                            $116,137
  Net Realized Gain on Investments                                6,264,818
  Net Change in Unrealized Appreciation
   of Investments for the Period                                  4,566,349
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations         10,947,304
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                                     (152,006)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments                        (3,768,242)
  Distributions to Class B Shareholders
   from Net Investment Income                                       (2,604)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments                           (92,540)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders                         (4,015,392)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,700,758 Shares                         27,377,915
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (366,764 shares)                         3,917,041
  Payments for 29,807 Shares Redeemed                             (358,157)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class A Fund Share Transactions (3,037,715 shares)     30,936,799
==============================================================================
 Class B
  Proceeds from Sale of 116,172 Shares                            1,379,764
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (8,931 shares)                              95,020
  Payments for 2,107 Shares Redeemed                               (25,877)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions (122,996 shares)        1,448,907
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    39,317,618

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD
  (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $28,998)     $39,329,618
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
GROWTH AND INCOME STOCK FUND
                                                  CLASS A          CLASS B
                                               --------------  --------------
                                               For the Twelve  For the Twelve
(For a share outstanding                        Months Ended    Months Ended
   throughout the period)                      March 31, 1998  March 31, 1998
------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income (Loss)<F1>                  0.04           (0.03)
    Net Realized and Unrealized Gains
     on Investments                                   3.90             3.88
------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 3.94             3.85
==============================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.06)           (0.04)
    Distributions from Realized Gains
     on Investments                                 (1.44)           (1.44)
------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (1.50)           (1.48)
==============================================================================
 NET ASSET VALUE, END OF PERIOD                     $12.44           $12.37
==============================================================================
 TOTAL RETURN<F2>                                   41.90%           40.96%
==============================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $37,800,412       $1,529,206
==============================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.20%            1.85%
==============================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS       1.57%            2.22%
==============================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)
  TO AVERAGE NET ASSETS                              0.37%          (0.28)%
==============================================================================
 PORTFOLIO TURNOVER RATE                           140.29%          140.29%
==============================================================================
 AVERAGE COMMISSION RATE                           $0.0440          $0.0440
==============================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-----------------------------------------------------------------------
ASSETS
Common Stocks (cost $31,353,818)                            $43,312,795
Money Market Investments (cost $4,292,797)                    4,292,797
-----------------------------------------------------------------------
                                                             47,605,592
=======================================================================
Cash                                                             12,644
Due from Sale of Fund Shares                                    171,101
Dividends and Interest Receivable                                45,205
Futures Variation Margin                                         16,800
Unamortized Organizational Costs                                 16,530
Due from Sale of Securities                                          58
-----------------------------------------------------------------------
  TOTAL ASSETS                                               47,867,930
=======================================================================
LIABILITIES
Other Accrued Liabilities                                        11,442
Due to Investment Advisor                                        11,310
Accrued Registration Fees                                         9,359
Accrued Transfer Agent Fees                                       7,246
Accrued Shareholder Servicing Fees                                6,088
Accrued Distribution Expense                                      3,861
Accrued Administrative Fees                                       3,758
Due on Redemption of Fund Shares                                    730
-----------------------------------------------------------------------
  TOTAL LIABILITIES                                              53,794
=======================================================================
NET ASSETS                                                  $47,814,136
=======================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,315,845 shares outstanding)                       $35,159,466
Undistributed Net Investment Income                             106,574
Undistributed Accumulated Net
 Realized Gain on Investments                                   340,344
Net Unrealized Appreciation of:
 Investment Securities                                       11,958,977
 Index Futures Contracts                                        248,775
-----------------------------------------------------------------------
NET ASSETS FOR 3,315,845
 SHARES OUTSTANDING                                         $47,814,136
=======================================================================
Per Share of Class A (Based on
 3,019,915 Shares Issued and Outstanding):
  OFFERING PRICE                                                 $15.15
=======================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                           $14.43
=======================================================================
Per Share of Class B (Based on 295,930
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                 $14.35
=======================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $4,195)               $559,922
 Interest                                                       100,992
-----------------------------------------------------------------------
  TOTAL INCOME                                                  660,914
=======================================================================
Expenses
 Management Fees                                                104,488
 Shareholder Servicing Fees                                      87,074
 Transfer Agent Fees                                             55,777
 Distribution Fees:
  Class A                                                        33,303
  Class B                                                        11,450
 Registration Fees                                               41,629
 Custody Fees                                                    38,529
 Administrative Fees                                             34,829
 Shareholder Reporting Expenses                                  19,791
 Other Expenses                                                  17,258
 Audit Fees                                                      15,001
 Directors' Fees                                                  4,933
 Professional Fees                                                3,192
-----------------------------------------------------------------------
  TOTAL EXPENSES                                                467,254
=======================================================================
  Less:
    Custodian Fees Paid Indirectly                              (3,987)
    Expenses Reimbursed by Affiliates                         (157,294)
-----------------------------------------------------------------------
  TOTAL NET EXPENSES                                            305,973
=======================================================================
 NET INVESTMENT INCOME                                          354,941
=======================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                                          136,583
 Index Futures Contracts                                        398,819
-----------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                              535,402
=======================================================================
Net Change in Unrealized Appreciation of:
 Investment Securities                                       11,958,977
 Index Futures Contracts                                        248,775
=======================================================================
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                            12,207,752
=======================================================================
NET GAIN ON INVESTMENTS                                      12,743,154
=======================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $13,098,095
=======================================================================
The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
INDEX 500 STOCK FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                            $354,941
  Net Realized Gain on Investments                                  535,402
  Net Change in Unrealized Appreciation
   of Investments and Foreign Currency Transactions
   for the Period                                                12,207,752
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations         13,098,095
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                                     (300,021)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments                          (183,740)
  Distributions to Class B Shareholders
   from Net Investment Income                                      (17,018)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments                           (11,318)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders                           (512,097)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 3,001,056 Shares                         31,280,916
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (39,415 shares)                            482,830
  Payments for 21,156 Shares Redeemed                             (254,109)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class A Fund Share Transactions (3,019,315 shares)     31,509,637
==============================================================================
 Class B
  Proceeds from Sale of 311,242 Shares                            3,901,288
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (2,318 shares)                              28,306
  Payments for 18,230 Shares Redeemed                             (223,093)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions (295,330 shares)        3,706,501
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    47,802,136

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD
  (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF $106,574)    $47,814,136
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                  $10.00        $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                            0.13          0.05
    Net Realized and Unrealized Gains on Investments     4.48          4.47
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                    4.61           4.52
================================================================================
  Less Distributions:
    Distributions from Net Investment Income           (0.11)         (0.10)
    Distributions from Realized Gains on Investments   (0.07)         (0.07)
--------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                                (0.18)         (0.17)
================================================================================
 NET ASSET VALUE, END OF PERIOD                        $14.43         $14.35
--------------------------------------------------------------------------------
 TOTAL RETURN<F2>                                      46.35%         45.44%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                          $43,567,584   $4,246,552
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS              0.85%        1.50%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS            1.30%        1.95%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS     1.04%        0.39%
================================================================================
 PORTFOLIO TURNOVER RATE                                  2.47%        2.47%
================================================================================
 AVERAGE COMMISSION RATE                                $0.0255      $0.0255
================================================================================
<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
ASSET ALLOCATION FUND
March 31, 1998
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $12,105,511)                                 $16,437,695
Bonds (cost $10,890,130)                                          11,190,492
Foreign Common Stock (cost $3,235,701)                             3,977,631
Money Market Investments (cost $2,991,454)                         2,991,454
Preferred Stock (cost $977,500)                                    1,080,000
----------------------------------------------------------------------------
                                                                  35,677,272
============================================================================
Cash                                                                  32,711
Due from Sale of Securities                                          202,748
Due from Sale of Fund Shares                                         140,680
Dividends and Interest Receivable                                    135,631
Unamortized Organizational Costs                                      16,530
Futures Variation Margin                                               3,600
----------------------------------------------------------------------------
  TOTAL ASSETS                                                    36,209,172
============================================================================
LIABILITIES
Other Accrued Liabilities                                             30,779
Due to Investment Advisor                                             22,514
Due on Purchase of Securities                                         12,692
Accrued Shareholder Servicing Fees                                     4,644
Accrued Administrative Fees                                            2,895
Accrued Distribution Expense                                           2,398
----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   75,922
============================================================================
NET ASSETS                                                       $36,133,250
============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,934,445 shares outstanding)                            $29,951,343
Undistributed Net Investment Income                                  231,052
Undistributed Accumulated Net
 Realized Gain on Investments                                        464,542
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                             5,476,976
 Futures Contracts                                                     9,367
 Foreign Currency Transactions                                          (30)
----------------------------------------------------------------------------
NET ASSETS FOR 2,934,445
 SHARES OUTSTANDING                                              $36,133,250
============================================================================
Per Share of Class A (Based on
 2,806,418 Shares Issued and Outstanding):
  OFFERING PRICE                                                      $12.93
============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                $12.32
============================================================================
Per Share of Class B (Based on 128,027
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $12.26
============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
----------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                           $957,934
 Dividends (less foreign dividend tax of $7,589)                     268,572
----------------------------------------------------------------------------
 TOTAL INCOME                                                      1,226,506
============================================================================
Expenses
 Management Fees                                                     212,831
 Shareholder Servicing Fees                                           76,011
 Transfer Agent Fees                                                  46,134
 Registration Fees                                                    39,785
 Distribution Fees:
 Class A                                                              29,773
 Class B                                                               4,738
 Administrative Fees                                                  30,404
 Custody Fees                                                         29,363
 Shareholder Reporting Expenses                                       16,418
 Audit Fees                                                           16,290
 Other Expenses                                                       13,275
 Directors' Fees                                                       4,933
 Professional Fees                                                     3,836
----------------------------------------------------------------------------
 TOTAL EXPENSES                                                      523,791
============================================================================
 Less:
  Custodian Fees Paid Indirectly                                    (10,926)
  Expenses Reimbursed by Affiliates                                 (98,299)
----------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                  414,566
============================================================================
 NET INVESTMENT INCOME                                               811,940
============================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                             1,056,714
 Futures Contracts                                                    80,645
 Foreign Currency Transactions                                         (116)
----------------------------------------------------------------------------
 NET REALIZED GAIN FOR THE PERIOD                                  1,137,243
============================================================================
Net Change in Unrealized Appreciation
 (Depreciation) of:
 Investment Securities                                             5,476,976
 Future Contracts                                                      9,367
 Foreign Currency Transactions                                          (30)
----------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED
  APPRECIATION FOR THE PERIOD                                      5,486,313
============================================================================
NET GAIN ON INVESTMENTS                                            6,623,556
============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $7,435,496
============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                                For the Twelve
                                                                 Months Ended
                                                                March 31, 1998
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
     Net Investment Income                                         $811,940
     Net Realized Gain on Investments                             1,137,243
     Net Change in Unrealized Appreciation of
       Investments and Foreign Currency
       Transactions for the Period                                5,486,313
--------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from Operations     7,435,496
================================================================================
  Distributions to Shareholders
     Distributions to Class A Shareholders from
       Net Investment Income                                      (627,696)
     Distributions to Class A Shareholders from
       Net Realized Gain on Investments                           (650,292)
     Distributions to Class B Shareholders from
       Net Investment Income                                       (20,006)
     Distributions to Class B Shareholders from
       Net Realized Gain on Investments                            (22,525)
-------------------------------------------------------------------------------
         Net Decrease in Net Assets Resulting
           from Distributions to Shareholders                   (1,320,519)
================================================================================
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,700,842 Shares                      27,348,582
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (112,592 shares)                     1,276,794
     Payments for 7,616 Shares Redeemed                            (91,176)
-------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from
           Class A Fund Share Transactions (2,805,818 shares)    28,534,200
================================================================================
  Class B
     Proceeds from Sale of 127,870 Shares                         1,480,265
     Proceeds from Shares Issued on Reinvestment
        of Distributions Paid (3,763 shares)                         42,525
     Payments for 4,206 Shares Redeemed                            (50,717)
-------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from
           Class B Fund Share Transactions (127,427 shares)       1,472,073
================================================================================
  TOTAL INCREASE IN NET ASSETS                                   36,121,250

NET ASSETS
  Beginning of Period                                                12,000
================================================================================
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
    INVESTMENT INCOME OF $231,052)                              $36,133,250
================================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
ASSET ALLOCATION FUND
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                 $10.00          $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                           0.31            0.23
    Net Realized and Unrealized Gains on Investments    2.50            2.50
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                   2.81            2.73
================================================================================
  Less Distributions:
    Distributions from Net Investment Income          (0.24)          (0.22)
    Distributions from Realized Gains on Investments  (0.25)          (0.25)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                              (0.49)          (0.47)
================================================================================
 NET ASSET VALUE, END OF PERIOD                       $12.32          $12.26
================================================================================
 TOTAL RETURN<F2>                                     28.51%          27.69%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                       $34,564,169      $1,569,081
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           1.35%           2.00%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS         1.67%           2.32%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS                                  2.67%           2.02%
================================================================================
 PORTFOLIO TURNOVER RATE                              65.67%          65.67%
================================================================================
 AVERAGE COMMISSION RATE                             $0.0621         $0.0621
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
-------------------------------------------------------------------------------
ASSETS
Bonds (cost $25,606,692)                                          $26,381,263
Preferred Stock (cost $6,399,615)                                   6,812,053
Money Market Investments (cost $699,677)                              699,677
Common Stock (cost $113,535)                                          107,570
-------------------------------------------------------------------------------
                                                                   34,000,563
===============================================================================
Cash                                                                   96,959
Due from Sale of Securities                                         1,144,617
Dividends and Interest Receivable                                     551,866
Due from Sale of Fund Shares                                          132,240
Unamortized Organizational Costs                                       16,530
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                     35,942,775
===============================================================================
LIABILITIES
Due on Purchase of Securities                                       1,455,174
Income Dividend Payable                                               258,545
Other Accrued Liabilities                                              27,763
Due to Investment Advisor                                              19,737
Accrued Shareholder Servicing Fees                                      4,380
Accrued Administrative Fees                                             2,767
Accrued Distribution Expense                                            2,168
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                 1,770,534
===============================================================================
NET ASSETS                                                        $34,172,241
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,167,669 shares outstanding)                             $32,109,366
Undistributed Net Investment Income                                    61,039
Undistributed Accumulated Net
 Realized Gain on Investments                                         820,792
Net Unrealized Appreciation of
 Investment Securities                                              1,181,044
-------------------------------------------------------------------------------
NET ASSETS FOR 3,167,669
 SHARES OUTSTANDING                                               $34,172,241
===============================================================================
Per Share of Class A (Based on
 3,041,500 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $11.33
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                 $10.79
===============================================================================
Per Share of Class B (Based on 126,169
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                       $10.79
===============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                          $2,441,525
 Dividends                                                            701,221
-------------------------------------------------------------------------------
 TOTAL INCOME                                                       3,142,746
===============================================================================
Expenses
 Management Fees                                                      221,575
 Shareholder Servicing Fees                                            73,858
 Transfer Agent Fees                                                   43,297
 Registration Fees                                                     39,661
 Distribution Fees:
 Class A                                                               29,184
 Class B                                                                2,698
 Administrative Fees                                                   29,543
 Custody Fees                                                          28,783
 Audit Fees                                                            17,001
 Shareholder Reporting Expenses                                        15,591
 Other Expenses                                                        12,264
 Directors' Fees                                                        4,933
 Professional Fees                                                      4,517
-------------------------------------------------------------------------------
 TOTAL EXPENSES                                                       522,905
===============================================================================
 Less:
  Custodian Fees Paid Indirectly                                     (27,758)
  Expenses Reimbursed by Affiliates                                 (108,746)
-------------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                   386,401
===============================================================================
 NET INVESTMENT INCOME                                              2,756,345
===============================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on Investments                                    1,974,379
Net Change in Unrealized Appreciation
 of Investments for the Period                                      1,181,044
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                             3,155,423
===============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $5,911,768
===============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
HIGH YIELD BOND FUND
                                                                For the Twelve
                                                                 Months Ended
                                                                March 31, 1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
 Net Investment Income                                             $2,756,345
 Net Realized Gain on Investments                                   1,974,379
 Net Change in Unrealized Appreciation of
   Investments for the Period                                       1,181,044
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations             5,911,768
===============================================================================
 Distributions to Shareholders
 Distributions to Class A Shareholders from
   Net Investment Income                                          (2,730,612)
 Distributions to Class A Shareholders from
   Net Realized Gain on Investments                               (1,131,057)
 Distributions to Class B Shareholders from
   Net Investment Income                                             (31,293)
 Distributions to Class B Shareholders from
   Net Realized Gain on Investments                                  (22,530)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
      Distributions to Shareholders                               (3,915,492)
===============================================================================
 Fund Share Transactions
 Class A
 Proceeds from Sale of 2,716,144 Shares                            27,328,578
 Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (336,168 shares)                           3,598,592
 Payments for 11,412 Shares Redeemed                                (122,333)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (3,040,900 shares)           30,804,837
===============================================================================
 Class B
 Proceeds from Sale of 121,471 Shares                               1,315,485
 Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (4,331 shares)                                46,162
 Payments for 233 Shares Redeemed                                     (2,519)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (125,569 shares)              1,359,128
===============================================================================
 TOTAL INCREASE IN NET ASSETS                                      34,160,241

NET ASSETS
 Beginning of Period                                                   12,000
===============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
   INVESTMENT INCOME OF $61,039)                                  $34,172,241
===============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00             $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         1.01               0.93
    Net Realized and Unrealized Gains
      on Investments                                  1.19               1.20
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 2.20               2.13
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (1.00)             (0.93)
    Distributions from Realized Gains
      on Investments                                (0.41)             (0.41)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (1.41)             (1.34)
================================================================================
 NET ASSET VALUE, END OF PERIOD                     $10.79             $10.79
================================================================================
 TOTAL RETURN<F2>                                   22.95%             22.09%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $32,811,316         $1,360,925
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         1.30%              1.95%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS                                         1.66%              2.31%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE
  NET ASSETS                                         9.30%              8.65%
================================================================================
 PORTFOLIO TURNOVER RATE                           178.61%            178.61%
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
MUNICIPAL BOND FUND
March 31, 1998
-----------------------------------------------------------------------------
ASSETS
Bonds (cost $26,203,665)                                         $27,642,166
Money Market Investments (cost $600,000)                             600,000
-----------------------------------------------------------------------------
                                                                  28,242,166
=============================================================================
Cash                                                                  14,520
Interest Receivable                                                  511,735
Unamortized Organizational Costs                                      16,530
Due from Sale of Fund Shares                                              83
-----------------------------------------------------------------------------
  TOTAL ASSETS                                                    28,785,034
=============================================================================
LIABILITIES
Income Dividend Payable                                              101,330
Other Accrued Liabilities                                             24,328
Due to Investment Advisor                                              7,044
Accrued Shareholder Servicing Fees                                     3,720
Accrued Administrative Fees                                            2,348
Accrued Distribution Expense                                           1,672
-----------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  140,442
=============================================================================
NET ASSETS                                                       $28,644,592
=============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,715,965 shares outstanding)                            $27,188,250
Undistributed Net Investment Income                                   29,346
Overdistributed Net
 Realized Gain on Investments                                       (11,505)
Net Unrealized Appreciation of
 Investment Securities                                             1,438,501
-----------------------------------------------------------------------------
NET ASSETS FOR 2,715,965
 SHARES OUTSTANDING                                              $28,644,592
=============================================================================
Per Share of Class A (Based on
 2,671,175 Shares Issued and Outstanding):
  OFFERING PRICE                                                      $11.08
=============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                $10.55
=============================================================================
Per Share of Class B (Based on 44,790
 Shares Issued and Outstanding):
=============================================================================
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $10.55
=============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
-----------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                         $1,425,930
-----------------------------------------------------------------------------
Expenses
 Management Fees                                                      81,499
 Shareholder Servicing Fees                                           67,916
 Transfer Agent Fees                                                  40,750
 Registration Fees                                                    38,790
 Distribution Fees:
 Class A                                                              26,898
 Class B                                                               2,014
 Administrative Fees                                                  27,167
 Audit Fees                                                           17,305
 Shareholder Reporting Expenses                                       13,198
 Other Expenses                                                       11,452
 Custody Fees                                                          7,207
 Professional Fees                                                     5,615
 Directors' Fees                                                       4,933
-----------------------------------------------------------------------------
 TOTAL EXPENSES                                                      344,744
=============================================================================
 Less:
  Custodian Fees Paid Indirectly                                     (5,484)
  Expenses Reimbursed by Affiliates                                (106,599)
-----------------------------------------------------------------------------
 TOTAL NET EXPENSES                                                  232,661
=============================================================================
 NET INVESTMENT INCOME                                             1,193,269
=============================================================================
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                                               227,543
 Futures Contracts                                                   107,131
-----------------------------------------------------------------------------
 NET REALIZED GAIN ON INVESTMENTS
  FOR THE PERIOD                                                     334,674
=============================================================================
Net Change in Unrealized Appreciation of
 Investment Securities                                             1,438,501
-----------------------------------------------------------------------------
 NET CHANGE IN UNREALIZED APPRECIATION
  FOR THE PERIOD                                                   1,438,501
=============================================================================
NET GAIN ON INVESTMENTS                                            1,773,175
=============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $2,966,444
=============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                            $1,193,269
  Net Realized Gain on Investments                                    332,018
  Net Change in Unrealized Appreciation of
   Investments for the Period                                       1,441,157
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations            2,966,444
===============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders from
    Net Investment Income                                         (1,219,558)
  Distributions to Class A Shareholders from
    Net Realized Gain on Investments                                (341,287)
  Distributions to Class B Shareholders from
    Net Investment Income                                            (10,261)
  Distributions to Class B Shareholders from
    Net Realized Gain on Investments                                  (4,893)
-------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
      Distributions to Shareholders                               (1,575,999)
===============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,536,893 Shares                           25,381,407
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (139,366 shares)                          1,460,157
  Payments for 5,684 Shares Redeemed                                 (59,865)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (2,670,575 shares)           26,781,699
===============================================================================
 Class B
  Proceeds from Sale of 44,580 Shares                                 464,616
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (601 shares)                                  6,340
  Payments for 991 Shares Redeemed                                   (10,508)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (44,190 shares)                 460,448
===============================================================================
 TOTAL INCREASE IN NET ASSETS                                      28,632,592
===============================================================================
NET ASSETS
 Beginning of Period                                                   12,000
===============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $29,346)                                   $28,644,592
===============================================================================

The accompanying Notes are an integral part of the Financial Statements.


FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         0.46             0.38
    Net Realized and Unrealized Gains
      on Investments                                  0.69             0.70
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 1.15             1.08
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.47)           (0.40)
    Distributions from Realized Gains
      on Investments                                (0.13)           (0.13)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (0.60)           (0.53)
================================================================================
 NET ASSET VALUE, END OF PERIOD                     $10.55           $10.55
================================================================================
 TOTAL RETURN<F2>                                   11.73%           10.93%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $28,172,205         $472,387
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         0.85%            1.50%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS                                        1.24%            1.89%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                                 4.38%            3.73%
================================================================================
 PORTFOLIO TURNOVER RATE                           169.37%          169.37%
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998
------------------------------------------------------------------------------
ASSETS
Bonds (cost $26,642,329)                                          $26,360,520
Money Market Investments (cost $2,196,202)                          2,196,202
------------------------------------------------------------------------------
                                                                   28,556,722
==============================================================================
Cash                                                                  111,698
Due from Sale of Securities                                         1,008,025
Interest Receivable                                                   353,129
Due from Sale of Fund Shares                                           53,254
Unamortized Organizational Costs                                       16,530
------------------------------------------------------------------------------
  TOTAL ASSETS                                                     30,099,358
==============================================================================
LIABILITIES
Due on Purchase of Securities                                         497,511
Income Dividend Payable                                               182,998
Due on Foreign Currency Contracts                                      96,132
Other Accrued Liabilities                                              28,855
Futures Variation Margin                                               19,781
Due to Investment Advisor                                               7,167
Accrued Shareholder Servicing Fees                                      3,771
Accrued Administrative Fees                                             2,390
------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   838,605
==============================================================================
NET ASSETS                                                        $29,260,753
==============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 2,933,342 shares outstanding)                             $29,365,703
Undistributed Net Investment Income                                    68,879
 Undistributed Accumulated Net
 Realized Gain on Investments                                         172,097
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                              (281,809)
 Futures Contracts                                                     30,813
 Foreign Currency Transactions                                       (94,930)
------------------------------------------------------------------------------
NET ASSETS FOR 2,933,342
 SHARES OUTSTANDING                                               $29,260,753
==============================================================================
Per Share of Class A (Based on
 2,868,849 Shares Issued and Outstanding):
  OFFERING PRICE                                                       $10.48
==============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $9.98
==============================================================================
Per Share of Class B (Based on 64,493
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $9.98
==============================================================================


STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 1998
------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                          $2,133,628
------------------------------------------------------------------------------
Expenses
 Management Fees                                                       82,010
 Shareholder Servicing Fees                                            68,342
 Other Expenses                                                        53,206
 Transfer Agent Fees                                                   40,505
 Registration Fees                                                     38,960
 Distribution Fees:
  Class A                                                              27,165
  Class B                                                               1,289
 Administrative Fees                                                   27,337
 Custody Fees                                                          26,671
------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      365,485
==============================================================================
  Less:
    Custodian Fees Paid Indirectly                                    (9,365)
    Expenses Reimbursed by Affiliates                               (122,483)
------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                  233,637
==============================================================================
 NET INVESTMENT INCOME                                              1,899,991
==============================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                                              1,686,104
  Futures Contracts                                                 (197,368)
 Foreign Currency Transactions                                          8,565
------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                                  1,497,301
==============================================================================
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                             (281,809)
  Futures Contracts                                                    30,813
  Foreign Currency Transactions                                      (94,930)
------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    FOR THE PERIOD                                                  (345,926)
==============================================================================
NET GAIN ON INVESTMENTS                                             1,151,375
==============================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $3,051,366
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS
SELECT BOND FUND
                                                               For the Twelve
                                                                Months Ended
                                                               March 31, 1998
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                          $1,899,991
  Net Realized Gain on Investments                                1,497,301
  Net Change in Unrealized Depreciation of
    Investments and Foreign Currency Transactions
    for the Period                                                (345,926)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations          3,051,366
==============================================================================
 Distributions to Shareholders
  Distributions to Class A Shareholders from
    Net Investment Income                                       (1,894,078)
  Distributions to Class A Shareholders from
    Net Realized Gain on Investments                            (1,304,159)
  Distributions to Class B Shareholders from
    Net Investment Income                                          (11,475)
  Distributions to Class B Shareholders from
    Net Realized Gain on Investments                               (12,480)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
      Distributions to Shareholders                             (3,222,192)
==============================================================================
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,608,995 Shares                         26,123,497
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (295,732 shares)                        3,008,696
  Payments for 36,478 Shares Redeemed                             (363,818)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class A Fund Share Transactions (2,868,249 shares)         28,768,375
==============================================================================
 Class B
  Proceeds from Sale of 64,092 Shares                               653,842
  Proceeds from Shares Issued on Reinvestment
    of Distributions Paid (2,037 shares)                             20,537
  Payments for 2,236 Shares Redeemed                               (23,175)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Class B Fund Share Transactions (63,893 shares)               651,204
==============================================================================
 TOTAL INCREASE IN NET ASSETS                                    29,248,753

NET ASSETS
 Beginning of Period                                                 12,000
==============================================================================
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $68,879)                                 $29,260,753
==============================================================================

The accompanying Notes are an integral part of the Financial Statements.



FINANCIAL HIGHLIGHTS
                                                   CLASS A           CLASS B
                                                -------------    --------------
                                                For the Twelve   For the Twelve
                                                 Months Ended     Months Ended
(For a share outstanding                        March 31, 1998   March 31, 1998
throughout the period)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period               $10.00           $10.00
  Income from Investment Operations:
    Net Investment Income<F1>                         0.71             0.66
    Net Realized and Unrealized Gains
      on Investments                                  0.46             0.44
--------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                 1.17             1.10
================================================================================
  Less Distributions:
    Distributions from Net Investment Income        (0.71)           (0.64)
    Distributions from Realized Gains
      on Investments                                (0.48)           (0.48)
--------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (1.19)           (1.12)
================================================================================
 NET ASSET VALUE, END OF PERIOD                      $9.98            $9.98
================================================================================
 TOTAL RETURN<F2>                                   12.11%           11.34%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                     $28,617,421         $643,332
================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         0.85%            1.50%
================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS                                        1.29%            1.94%
================================================================================
 RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS                                6.93%            6.28%
================================================================================
 PORTFOLIO TURNOVER RATE                           362.32%          362.32%
================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.

The accompanying Notes are an integral part of the Financial Statements.



NOTES TO FINANCIAL STATEMENTS

NOTE 1
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street FundsSM consist of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street FundsSM; $25 million in the Class A shares in each of the Funds.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the Funds equally.

NOTE 2
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the  following Notes.

NOTE 3
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5
The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Aggressive Growth Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

NOTE 6
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.

-------------------------------------------------------------------------------

NOTE 7
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or earlier call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the twelve months ended March 31, 1998, transactions in securities other than money market investments were:

                                                       Total       U.S. Gov't.
                           Total      U.S. Gov't.    Security       Security
                          Security     Security       Sales/         Sales/
Fund                     Purchases     Purchases    Maturities     Maturities
------------------------------------------------------------------------------
AGGRESSIVE GROWTH
  STOCK FUND          $49,309,971              _   $21,559,819              _
------------------------------------------------------------------------------
INTERNATIONAL
  EQUITY FUND          27,653,903              _     2,140,426              _
------------------------------------------------------------------------------
GROWTH STOCK FUND      33,933,801              _    10,819,741              _
------------------------------------------------------------------------------
GROWTH AND INCOME
  STOCK FUND           72,483,999              _    44,881,446              _
------------------------------------------------------------------------------
INDEX 500 STOCK FUND   32,037,885              _       820,652              _
------------------------------------------------------------------------------
ASSET ALLOCATION FUND  45,194,848     $7,160,208    18,751,241     $2,916,424
------------------------------------------------------------------------------
HIGH YIELD BOND FUND   80,647,473              _    51,062,124              _
------------------------------------------------------------------------------
MUNICIPAL BOND FUND    70,308,021              _    44,223,788              _
------------------------------------------------------------------------------
SELECT BOND FUND      117,337,835     50,678,197    90,870,266     46,304,976
------------------------------------------------------------------------------

NOTE 8
Northwestern Mutual Investment Services, Inc. ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                         Fee
--------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                 0.75%
--------------------------------------------------
INTERNATIONAL EQUITY FUND                    0.85%
--------------------------------------------------
GROWTH STOCK FUND                            0.75%
--------------------------------------------------
GROWTH AND INCOME STOCK FUND                 0.65%
--------------------------------------------------
INDEX 500 STOCK FUND                         0.30%
--------------------------------------------------
ASSET ALLOCATION FUND                        0.70%
--------------------------------------------------
HIGH YIELD BOND FUND                         0.75%
--------------------------------------------------
MUNICIPAL BOND FUND                          0.30%
--------------------------------------------------
SELECT BOND FUND                             0.30%
--------------------------------------------------

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined net assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $357,002 of dealer allowances, Northwestern Mutual received $101,130 of underwriting concessions from Class A sales charges and Northwestern Mutual received $6,428 of contingent deferred sales charges from Class B shares for the twelve months ended March 31, 1998.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses during the first year of operations to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                  Class A        Class B
------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            1.30%          1.95%
------------------------------------------------------------
INTERNATIONAL EQUITY FUND               1.65%          2.30%
------------------------------------------------------------
GROWTH STOCK FUND                       1.30%          1.95%
------------------------------------------------------------
GROWTH AND INCOME STOCK FUND            1.20%          1.85%
------------------------------------------------------------
INDEX 500 STOCK FUND                    0.85%          1.50%
------------------------------------------------------------
ASSET ALLOCATION FUND                   1.35%          2.00%
------------------------------------------------------------
HIGH YIELD BOND FUND                    1.30%          1.95%
------------------------------------------------------------
MUNICIPAL BOND FUND                     0.85%          1.50%
------------------------------------------------------------
SELECT BOND FUND                        0.85%          1.50%
------------------------------------------------------------

NMIS and affiliates have waived the following fees for the twelve months ended March 31, 1998:

                                      Distribution Fees
                                      -----------------
Fund                                 Class A     Class B  Other       Total
----------------------------------------------------------------------------
AGGRESSIVE GROWTH
  STOCK FUND                               _     $209    $119,907   $120,116
----------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND             $1,856        _     130,821    132,677
----------------------------------------------------------------------------
GROWTH STOCK FUND                      9,675        _      96,612    106,287
----------------------------------------------------------------------------
GROWTH AND INCOME

STOCK FUND                                 _      287     118,451    118,738
----------------------------------------------------------------------------
INDEX 500 STOCK FUND                  30,728        _     126,566    157,294
----------------------------------------------------------------------------
ASSET ALLOCATION FUND                      _        _      98,299     98,299
----------------------------------------------------------------------------
HIGH YIELD BOND FUND                       _       64     108,682    108,746
----------------------------------------------------------------------------
MUNICIPAL BOND FUND                        _       21     106,578    106,599
----------------------------------------------------------------------------
SELECT BOND FUND                      12,782      354     109,347    122,483
----------------------------------------------------------------------------
TOTAL                                $55,041     $935  $1,015,263 $1,071,239
----------------------------------------------------------------------------

The Aggressive Growth Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $990 and $63, respectively, during the twelve months ended March 31, 1998.

NOTE 9
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of passive foreign investment companies and deferred wash losses.

It is the policy of the Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

DISTRIBUTIONS (UNAUDITED)

Dividends distributed during the fiscal year which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

Aggressive Growth Stock Fund................. 0.0%
International Equity Fund....................10.5%
Growth Stock Fund............................ 4.0%
Growth and Income Stock Fund................. 2.0%
Index 500 Stock Fund......................... 0.9%
Asset Allocation Fund........................11.8%
High Yield Bond Fund......................... 0.3%
Municipal Bond Fund.......................... 0.4%
Select Bond Fund.............................11.1%

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the twelve months ended March 31, 1998.

Aggressive Growth Stock Fund................. 2.1%
International Equity Fund.....................0.0%
Growth Stock Fund............................16.4%
Growth and Income Stock Fund................. 6.8%
Index 500 Stock Fund.........................70.0%
Asset Allocation Fund........................10.5%
High Yield Bond Fund.........................14.8%
Municipal Bond Fund...........................0.0%
Select Bond Fund..............................0.0%

The Municipal Bond Fund designates 96% of the income distribution as a tax-exempt income distribution.

The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the twelve months ended March 31, 1998, the amount was $78,856. In addition, for the twelve months ended March 31, 1998, gross income derived from sources within foreign countries amounted to $746,543 for the International Equity Fund.

The following distributions through fiscal year ended March 31, 1998 are designated as long-term capital gains:

                                Capital Gain Distributions
                                --------------------------
Fund                           28% Rate           20% Rate
----------------------------------------------------------
GROWTH STOCK FUND                      _            $9,471
----------------------------------------------------------
INDEX 500 FUND                         _            75,811
----------------------------------------------------------
MUNICIPAL BOND FUND              $33,591            19,082
----------------------------------------------------------
SELECT BOND FUND                  11,497            43,238
----------------------------------------------------------

The data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax return.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Mason Street Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds, Inc., hereafter referred to as "the Funds") at March 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period March 31, 1997 (commencement of operations) to March 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the securities at March 31, 1998 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Milwaukee, Wisconsin
May 7, 1998


DIRECTORS

JAMES D. ERICSON
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Chairman of the Board
EyeCare One Corporation, Milwaukee

JOHN K. MACIVER
Partner
Michael Best & Friedrich, Attorneys at Law, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen, LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Financial Corporation, Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago


OFFICERS
JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller


MASON STREET FUNDSSM
P.O. BOX 419419
KANSAS CITY, MO  64141-6419
1-888-MASONST (1-888-627-6678)
WWW.MASONSTREETFUNDS.COM

Robert W. Baird & Co. Incorporated, Distributor

94-1001
5/98